                                                                    Exhibit 10.9
                           INDUSTRIAL COMPLEX LEASE
                                  (Illinois)


          Industrial Complex:   Northwest Business Center
                                -----------------------------------------

          Landlord:   Great Oak, L.L.C
                      ---------------------------------------------------

          Tenant:     Pilot Network Services
                      ---------------------------------------------------

                             INDEX TO LEASE

               TITLE                                                           PAGE
ARTICLE 1.     DEFINITIONS AND CERTAIN BASIC PROVISIONS.......................    1
ARTICLE 2.     GRANTING CLAUSE................................................    2
ARTICLE 3.     DELIVERY OF DEMISED PREMISES...................................    2
ARTICLE 4.     RENT...........................................................    2
ARTICLE 5.     BOOKS AND RECORDS..............................................    4
ARTICLE 6.     TENANT'S RESPONSIBILITY FOR TAXES, OTHER
               REAL ESTATE CHARGES AND INSURANCE EXPENSES.....................    4
ARTICLE 7.     COMMON AREA....................................................    5
ARTICLE 8.     LOADING DOCK...................................................    6
ARTICLE 9.     USE AND CARE OF DEMISED PREMISES...............................    7
ARTICLE 10.    MAINTENANCE AND REPAIR OF DEMISED PREMISES.....................    7
ARTICLE 11.    ALTERATIONS....................................................    8
ARTICLE 12.    LANDLORD'S RIGHT OF ACCESS.....................................    9
ARTICLE 13.    SIGNS; STORE FRONTS............................................    9
ARTICLE 14.    UTILITIES......................................................    9
ARTICLE 15.    INSURANCE COVERAGES............................................   10
ARTICLE 16.    WAIVER OF LIABILITY; MUTUAL WAIVER OF SUBROGATION..............   11
ARTICLE 17.    DAMAGES BY CASUALTY............................................   11
ARTICLE 18.    EMINENT DOMAIN.................................................   12
ARTICLE 19.    ASSIGNMENT AND SUBLETTING......................................   13
ARTICLE 20.    SUBORDINATION; ATTORNMENT; ESTOPPELS...........................   14
ARTICLE 21.    TENANT'S INDEMNIFICATION.......................................   14
ARTICLE 22.    DEFAULT BY TENANT AND REMEDIES.................................   15
ARTICLE 23.    LANDLORD'S CONTRACTUAL SECURITY INTEREST.......................   19
ARTICLE 24.    HOLDING OVER...................................................   19
ARTICLE 25.    NOTICES........................................................   20
ARTICLE 26.    COMMISSIONS....................................................   20
ARTICLE 27.    REGULATIONS....................................................   20
ARTICLE 28.    HAZARDOUS MATERIALS............................................   21
ARTICLE 29.    MISCELLANEOUS..................................................   22

EXHIBITS
--------

EXHIBIT "A"    DESCRIPTION OF LANDLORD'S PROPERTY
EXHIBIT "B"    DEMISED PREMISES
EXHIBIT "C"    CONSTRUCTION: TENANT ACCEPTANCE OF SPACE "AS IS"
EXHIBIT "D"    TENANT CONSTRUCTION RULES AND REGULATIONS
EXHIBIT "E"    MINIMUM GUARANTEED RENT SCHEDULE

SCHEDULES
---------

SCHEDULE "A"   LIST OF ASBESTOS-CONTAINING MATERIALS

                           INDUSTRIAL COMPLEX LEASE
                                  (Illinois)


                                  ARTICLE 1.
                   DEFINITIONS AND CERTAIN BASIC PROVISIONS

     1.1 The following list sets out certain defined terms and certain financial and other information pertaining to this lease;

          (a)  "Landlord":  Great Oak, L.L.C.

          (b) Landlord's address: c/o GE Capital Realty Group, Inc. 16479 Dallas Parkway, Suite 400, Two Bent Tree Tower, Dallas, Texas 75248-2661,
Attention: Asset Management and Legal Department.

          (c)  "Tenant": Pilot Network Services, Inc.

          (d)  Tenant's address:  1080 Marina Village Parkway
                                  Alameda, CA 94501

          (e)  Tenant's trade name: Pilot Network Services

          (f) Tenant's Guarantor (if applicable, attach Guaranty as an exhibit): N/A

          (g)  "Agent": Draper and Kramer, Inc.

          (h) "Industrial Complex": Landlord's property located in the City of Rolling Meadows, Cook County, Illinois, which property is described or shown on Exhibit "A" attached to this lease. With regard to Exhibit "A." the parties
-----------                                        ------------
agree that the exhibit is attached solely for the purpose of locating the Industrial Complex and the Demised Premises within the Industrial Complex and that no representation, warranty, or covenant is to be implied by any other information shown on the exhibit (i.e., any information as to buildings, tenants or prospective tenants, etc. is subject to change at any time).

          (i) "Demised Premises": that certain area in the Industrial Complex containing approximately 3,737 square feet in area (measured by calculating lengths and widths to the exterior of outside walls and to the center of interior walls) and being described or shown cross-hatched on the floor plan(s) attached hereto as Exhibit "B." ; commonly known as 2100 Golf Road, Suite 480 Rolling Meadows, Illinois

          (j) "Commencement Date": The earlier of Tenant's occupancy of the Demised Premises or September 30, 1997.

          (k) Lease Term: Commencing on the Commencement Date and continuing for five years and no months after the Commencement Date; provided that if the Commencement Date is a date other than the first day of a calendar month, the lease term shall be extended by the number of days remaining in the calendar month in which the Commencement Date occurs.

          (l)  Minimum guaranteed rental: 2,491.33

          (m) Common area maintenance charge: A minimum of $336.33 per month, payable in advance.

          (n) Prepaid rental: $4,095.13, being an estimate of the minimum guaranteed rental, common area maintenance charge and Tenant's obligations for taxes, other real estate charges and insurance, for the 1 month(s) of the lease term, such prepaid rental being due and payable upon execution of this lease.
Note: If Tenant desires credit for prepaid rental upon execution of this lease, Tenant should list the check number ________ drawee bank _________________________________, date of check ______________ 19__ and amount
$__________.

          (o) Security deposit _______________________, such security deposit being due and payable upon execution of this lease. Note: If Tenant desires credit for the security deposit upon execution of this lease, Tenant should list the check number _________, drawee bank ________________________________, date of check ______________, 19__ and amount $_____________.

          (p)  Permitted use: ______________________________________________ and
for no other purpose whatsoever.

     1.2 The following chart is provided as an estimate of Tenant's initial monthly payment broken down into its components. This chart, however, does not supersede the specific provisions contained elsewhere in this lease.

     Initial Minimum Guaranteed Rental               $2,491.33
                                                      --------
          (Sections 1.1(1) and 4.1)

     Initial Common Area Maintenance Charge          $336.33
                                                      --------
          (Sections 1.1(m) and 7.4)

     Initial Escrow Payment for Taxes and
     Other Real Estate Charges                       $1,245.67
                                                      --------
          (Article 6)

     Initial Escrow Payment for Insurance            $21.80
                                                      --------
          (Article 6)

     Initial Sales Tax Payment                       $0.00
                                                      --------
          (Section 4.3)

     Total Initial Monthly Payment                   $4,095.13
                                                      ========

                                  ARTICLE 2.
                                GRANTING CLAUSE

     2.1 Landlord leases the Demised Premises to Tenant, and Tenant leases the Demised Premises from Landlord, upon the terms and conditions set forth in this lease.

                                  ARTICLE 3.
                         DELIVERY OF DEMISED PREMISES

     3.1 Except to the extent modified by Landlord's express assumption of construction obligations, if any, in EXHIBIT "C" attached to this lease, the
                                     -----------
Demised Premises is being leased "AS IS," with Tenant accepting all defects, if any; and Landlord makes no warranty of any kind, express or implied, with respect to the Demised Premises and the Loading Dock (as defined in Section 8.1 hereof) (without limitation, Landlord makes no warranty as the habitability, fitness or suitability of the Demised Premises for a particular purpose nor as to the absence of any toxic or otherwise hazardous substances, except as set forth herein). This Section 3.1 is subject to any contrary requirements under applicable law; however, in this regard Tenant acknowledges that it has been given the opportunity to inspect the Demised Premises and to have qualified experts inspect the Demised Premises prior to the execution of this lease. *

     3.2 Landlord represents and warrants to Tenant that the Demised Premises is vacant and shall remain so until possession thereof is delivered to Tenant.

                                  ARTICLE 4.
                                     RENT

     4.2 Rental shall accrue from the Commencement Date, and shall be payable to Landlord, at Landlord's address.

     4.3 Tenant shall pay to Landlord minimum guaranteed rental in monthly installments in the amounts specified in Section 1.1 (i) of this lease and Exhibit E, attached hereto and made a part hereof. The first such monthly installment shall be due and payable on or before the Commencement Date, and subsequent installments shall be due and payable on or before the first day of each succeeding calendar month during the lease term provided that if the Commencement Date is a date other than the first day of a calender month, there shall be due and payable on or before such date as minimum guaranteed rental for the balance of such calendar month a sum equal to that proportion of the rent specified for the first full calendar month as herein provided, which the number of days from the Commencement Date to the end of the calendar month during which the Commencement Date shall fall bears to the total number of days in such month. Tenant agrees to pay to Landlord, if assessed by the jurisdiction in which the Industrial Complex is located, any sales, excise or other tax imposed, assessed or levied in connection with Tenant's payment of rents.

     4.4 It is understood that the minimum guaranteed rental is payable on or before the first day of each calendar month (in accordance with Section 4.2 above), without offset or deduction of any nature. In the event any rental is not received within ten (10) days after its due date for any reason whatsoever, or if any rental payment is by check which is returned for insufficient funds, then in addition to the past due amount Tenant shall pay to Landlord one of the following (the choice to be at the sole option of Landlord unless one of the choices is improper under applicable law, in which event the other alternative will automatically be deemed to have been selected): (a) a late charge in an amount equal to ten percent (10%) of the rental then due, in order to compensate Landlord for its administrative and other overhead expenses such late charge shall be incurred commencing with the second late payment: or (b) interest on the rental then due at the maximum contractual rate which could legally be charged in the event of a loan of such rental to Tenant (but in no event to exceed 1-1/2% per month), such interest to accrue continuously on any unpaid balance due to Landlord by Tenant during the period commencing with the rental due date and terminating with the date on which Tenant makes full payment of all amounts owing to Landlord at the time of said payment. Any such late charge or interest payment shall be payable as additional rental under this lease, shall not be considered as deduction from percentage rental nor a waiver by Landlord of any default by Tenant hereunder, and shall be payable immediately on demand.

     4.5 If Tenant fails in two (2) consecutive months to make rental payments within ten (10) days after due, Landlord, in order to reduce its administrative costs, may require, by giving written notice to Tenant (and in addition to any late charge or interest accruing pursuant to Section 4.4 above, as well as any other rights and remedies accruing pursuant to Article 22 or
Article 23 below, or any other provision of this lease or at law), that minimum guaranteed rentals are to be paid quarterly in advance instead of monthly, and that all future rental payments are to be made on or before the due date by cash, cashier's check, or money order and that the delivery of Tenant's personal or corporate check will no longer constitute a payment of rental as provided in this Lease. Any acceptance of a monthly rental payment or of a personal or corporate check thereafter by Landlord shall not be construed as a subsequent waiver of said rights.

     4.6 Tenant shall pay when due any and all sales taxes levied, imposed or assessed by the United States of America, the State of Illinois, or any political subdivision thereof or other taxing authority upon the minimum guaranteed rental, additional rent and all other sums payable hereunder.

     4.7 Any and all minimum guaranteed rentals and other sums due and payable by Tenant hereunder (including, without limitation, amounts payable under Article 6 and Section 7.4 hereof) shall be deemed rent for all purposes hereunder.

     4.7 Any and all minimum guaranteed rentals and other sums due and payable by Tenant hereunder (including, without limitation, amounts payable under Article 6 and Section7.4 hereof) shall be deemed rent for all purposes hereunder.

                                   ARTICLE 5.
                               BOOKS AND RECORDS

     5.2 Tenant shall, when requested by Landlord from time to time (but not in excess of once per year) furnish a true and accurate audited statement of its financial condition prepared in conformity with recognized accounting principles and in a form reasonably satisfactory to Landlord.

                                  ARTICLE 6.
                   TENANT'S RESPONSIBILITY FOR TAXES, OTHER
                  REAL ESTATE CHARGES AND INSURANCE EXPENSES

     6.1 Tenant shall also be liable for all taxes levied against personal property and trade fixtures placed by Tenant in the Demised Premises which taxes shall be paid when due and before any delinquency. If any such taxes are levied against Landlord or Landlord's property and if Landlord elects to pay the same after thirty (30) days written notice to Tenant of such election or if the assessed value of Landlord's property is increase by inclusion of personal property and trade fixtures placed by Tenant in the Demised Premises and Landlord elects to pay the taxes after thirty (30) days written notice to Tenant of such election based on such increase, Tenant shall pay to Landlord within thirty (30) days after Tenant's receipt of written demand that part of such taxes for which Landlord can demonstrate Tenant is primarily liable hereunder.

     6.2 Tenant shall also be liable for "Tenant's proportionate share" (as defined below) of all "real estate charges" (as defined below) and "insurance expenses" (as defined below) related to the Industrial Complex or Landlord's ownership of the Industrial Complex for each calendar year during which any portion of the lease term falls. Tenant's obligations under this Section 6.2 shall be prorated during any partial calendar year (i.e., the first year and the last year of the lease term). "Tenant's proportionate share" shall be a fraction, the numerator of which is the total floor area (all of which is deemed "leasable") in the Demised Premises and the denominator of which is the total leasable floor area of all buildings in the Industrial Complex at the time when the respective charge was incurred, excluding, however, areas for which any such real estate charges or insurance expenses, or both, are paid by a party or parties other than Landlord. "Real estate charges" shall include ad valorem taxes, general and special assessments, parking surcharges, any tax or charge for governmental services (such as street maintenance or fire protection) which are attributable to the transfer or transaction directly or indirectly represented by this Lease, by any sublease or assignment hereunder or by other Leases in the Industrial Complex or by any document to which Tenant is a party creating or transferring (or reflecting the creation or transfer) or any interest or an estate in the Demised Premises and any tax or charge which replaces or is in addition to any of such above-described "real estate charges"; real estate charges shall also include any reasonable fees, expenses or costs (including reasonable attorney's fees, expert fees and the like) incurred by Landlord in protesting or contesting any assessments levied or the tax rate. "Real estate charges" shall not be deemed to included sales tax payable by Tenant pursuant to Section 4.3 above and any franchise, estate, inheritance or general income tax ???? "Insurance expenses" shall include all premiums and other expenses incurred by Landlord for liability insurance and fire and extended coverage property insurance (plus whatever endorsements or special coverages which Landlord, in Landlords sole but commercially reasonable discretion, may consider appropriate) business interruption, and rent loss, earthquake and any other insurance policy which may be carried by Landlord insuring the Demised Premises, the Common Area, the Industrial Complex, or any improvements. Real estate charges "for" a given calendar year shall mean real estate charges which are assessed to become a lien during such calendar year, rather than real estate charges which are due for payment or paid in such calendar year.

     6.3 Tenant's proportionate share of real estate charges and insurance expenses for each calendar year during which any portion of the lease term falls shall be estimated by Landlord (based upon the most recently ascertainable information relative to such items) and written notice of such estimates shall be given to Tenant prior to the beginning of each such calendar year, and thereafter from time to time as Landlord obtains updated information regarding such expense items. Tenant shall pay Landlord, each month, at the same time as the minimum guaranteed rental is due, an amount equal to one-twelfth (1/12) of said estimate of Tenant's proportionate share of real estate charges and insurance expenses. In the event Landlord's estimate of such amounts is not given by Tenant prior to the beginning of any applicable calendar year, and until such time as Landlord revises any previous estimate given to Tenant, Tenant shall continue to pay to Landlord, in monthly installments, such amounts based on the most recent estimate given by Landlord; provided, however, that on the first day of the calendar month following the month in which Landlord notifies Tenant of any change in such estimate, Tenant shall pay to Landlord a lump sum equal to the most recent estimate of Tenant's proportionate share of real estate charges and insurance expenses, as revised by Landlord, minus (a) any prior monthly installments on account thereof made by Tenant for such calendar year, and minus (b) any monthly installments on account thereof which are not yet due and payable for the remainder of such calendar year. Thereafter, Tenant shall pay Landlord monthly installments on account of Tenant's proportionate share of real estate charges and insurance expenses based on the new revised estimate thereof given by Landlord.

     6.4 Landlord shall deliver Tenant a statement or statements showing the actual Tenant's proportionate share of real estate charges and insurance expenses for each calendar year as soon as reasonably feasible after same are determined. Within thirty (30) days after delivery of such statement or statements. Tenant shall pay to Landlord, or Landlord shall credit against the next rental payment or payments due from Tenant, as the case may be, the difference between the actual Tenant's proportionate share of real estate charges and insurance expenses for such calendar year and the sum of the monthly estimated installments on account thereof which were paid by Tenant relative to such calendar year. Tenant's and Landlord's obligations to pay Landlord such difference to the other, if applicable, shall survive the expiration or termination of this lease.

     6.5 In the event that any payment due from Tenant to Landlord is not received within ten (10) days after its due date for any reason whatsoever, after ten (10) days written notice is received by Tenant of Landlord's non-receipt thereof, or if any such payment is by check which is returned for insufficient funds, then in addition to the amount then due Tenant shall pay to Landlord interest on the amount then due at the maximum contractual rate which could legally be charged in the event of a loan of such amount to Tenant (but in no event to exceed 1-1/2% per month), such interest to accrue continuously on any unpaid balance until paid.


                                  ARTICLE 7.
                                  COMMON AREA


     7.1 The term "Common Area" is defined for all purposes of all this lease as that part of the Industrial Complex intended for the common use of all tenants, including amount other facilities (as such may be applicable to the Industrial Complex), parking areas, private streets and alleys, landscaping, curbs, loading areas, sidewalks, malls and promenades (enclosed or otherwise), lighting facilities, drinking fountains, meeting rooms, public toilets, and the like, but excluding (i) space in buildings (now or hereafter existing) designated for rental for commercial purposes, as the same may exist from time to time; (ii) streets and alleys maintained by a public authority; (iii) areas within the industrial Complex which may from time to time not be owned by Landlord (unless subject to a cross-access agreement benefiting the area which includes the Demised Premises); and (iv) areas leased to a single-purpose user where access is restricted. In addition, although the roof(s) of the building(s) in the Industrial Complex are not literally part of the Common Area, they will be deemed to be so included for purposes of (i) Landlord's ability to prescribe rules and regulations regarding same, and (ii) their inclusion for purposes of common area maintenance reimbursement. Landlord reserves the right to change from time to time the dimensions and location of the Common Area, as well as the dimensions, identities, locations and types of any buildings, signs or other improvements in the Industrial Complex. For example, and without limiting the generally of the immediately preceding sentence, Landlord may from time to time substitute for any parking area other areas reasonably accessible to the tenants of the Industrial Complex, which areas may be elevated, surface or underground.

     7.2 Tenant, and its employees and customers, and when duly authorized pursuant to the provisions of this lease, its subtenants, licensees and concessionaires, shall have the nonexclusive right to use the Common Area (excluding roofs of building in the Industrial Complex) as constituted from time to time, such use to be in common with Landlord, other tenants in the Industrial Complex and other persons permitted by the Landlord to use the same, and subject to rights of governmental authorities, easements, other restrictions or record, and such reasonable rules and regulations governing use as Landlord from time to time prescribe. For example, and without limiting the generally of Landlord's ability to establish rules and regulations governing all aspects of the Common Area, Tenant agrees as follows:

            (a) Landlord may from time to time designate specific areas within the Industrial COmplex or in reasonable proximity thereto in which automobiles owned by Tenant, its employees, subtenants, licensees, and concessionaires shall be parked; and in this regard, Tenant shall furnish to Landlord upon request a complete list of license numbers of all automobiles operated by Tenant, its employees, its subtenants, its licensees or its concessionaires, or their employees; and Tenant agrees that if any automobile or other vehicle owned by Tenant or any of its employees, its subtenants, its licensees or its concessionaires, or their employees, shall at any time be parked in any part of the Industrial Complex other than the specified areas designated for employee parking, Tenant shall pay to Landlord as additional rent upon demand an amount equal to the daily rate or charge for such parking as established by Landlord from time to time for each day, or part thereof, that such automobile or other vehicle is so parked.

            (b) Tenant shall not solicit business within the Common Area nor take any action which would interfere with the rights of other persons to use the Common Area. Notwithstanding the foregoing, Landlord represents and warrants to Tenant that the parking areas shall be available on a nonexclusive basis for use by Tenant, its employees, agents, invitees, licensees, subtenants, etc. free of charge.

          (c) Landlord may temporarily close any part of the Common Area for such periods of time as may be necessary to make repairs or alterations or to prevent the public from obtaining prescriptive rights.

          (d) With regard to the roof(s) of the building(s) in the Industrial Complex, use of the roof(s) is reserved to Landlord, or with regard to any tenant demonstrating to Landlord's satisfaction a need to use same, to such tenant after receiving prior written consent from Landlord.

     7.3 Landlord shall be responsible for the operation, management and maintenance of the Common Area, the manner of maintenance and the expenditures therefor to be in the sole discretion of Landlord, but to be generally in keeping with similar industrial centers within the same geographical area as the Industrial Complex. Landlord shall be the sole determinant of the type and amount of security services to be provided, if any. Except to the extent caused by Landlord's negligence, Landlord shall not be liable to Tenant, and Tenant hereby waives any claim against Landlord for (i) any unauthorized or criminal entry of third parties into the Demised Premises or Industrial Complex, (ii) any damage to persons or property, or (iii) any loss of property in and about the Demised Premises or Industrial Complex from any unauthorized or criminal acts of third parties, regardless of any action, inaction, failure, breakdown or insufficiency of security.

     7.4 In addition to the rentals and other charges prescribed in this lease, Tenant shall pay to Landlord Tenant's proportionate share of the cost of operation and maintenance of the Common Area which may be incurred by Landlord in its discretion, including, among other costs, those for lighting, painting, cleaning, policing, inspecting, repairing, replacing, and, if there is an enclosed mail or promenade in the Industrial Complex, heating and cooling; Tenant's proportionate share of capital expenditures and expenses incurred by Landlord to increase the operating efficiency of the Industrial Complex or to cause the Common Area to comply with applicable Regulations (as such term is defined in Section 27.1), it being agreed that the cost of such capital expenditures and installation shall be amortized over the reasonable life of the capital expenditure, with the reasonable life and amortization schedule being determined in accordance with generally accepted accounting principles consistently applied; a reasonable portion of whatever management fee Landlord pays to the property manager for the Industrial Complex; a reasonable allowance for Landlord's overhead costs and the cost of any insurance for which Landlord is not reimbursed pursuant to Section 6.2. but specifically excluding all expenses paid or reimbursed pursuant to Article 6. In addition, although the roof(s) of the building(s) in the Industrial Complex are not literally part of the Common Area, Landlord and Tenant agree that roof maintenance, repair and replacement shall be included as a common area maintenance item to the extent not specifically allocated to Tenant under this lease nor to another tenant pursuant to its lease. With regard to capital expenditures other than the capital expenditures contemplated by the first sentence of this Section, (i) the original investment in capital improvements, i.e., upon the initial construction of the Industrial Complex, shall not be included, and (ii) improvements and replacements, to the extent capitalized on Landlord's records, shall be included only to the extent of a reasonable depreciation or amortization (including interest accruals commensurate with Landlord's interest costs). The proportionate share to be paid by Tenant of the cost of operation and maintenance of the Common Area shall be computed on the ratio that the total floor area (all of which is deemed "leasable") of the Demised Premises bears to the total leasable floor area of all buildings within the industrial Complex which is open and occupied (excluding, however, areas owned or maintained by a party or parties other than Landlord); provided that in no event shall such share be less than the amount specified in Section 1.1(m) above. If this lease should commence on a date other than the first day of a calendar year or terminate on a date other than the last day of a calendar year, Tenant's reimbursement obligations under this Section 7.4 shall be prorated based upon Landlord's expenses for the entire calendar year. Tenant shall make such payment to Landlord on demand, at intervals not more frequent than monthly. Landlord may, at its option, make monthly or other periodic charges based upon the estimated annual cost of operation and maintenance of the Common Area, payable in advance but subject to adjustment after the end of the year on the basis of the actual cost for such year. Landlord has the right to establish as a reserve, such amounts as Landlord deems reasonable for the maintenance, repair and restoration of the roof and parking of the Industrial Complex. In the event that any payment due from Tenant to Landlord is not received within ten (10) days after its due date for any reason whatsoever, or if any such payment is by check which is returned for insufficient, funds, then, in addition to the amount then due. Tenant shall pay to Landlord interest on the amount then due at the maximum contractual rate which could legally be charged in the event of a loan of such amount to Tenant (but in no event to exceed 1-1/2% per month), such interest to accrue continuously on any unpaid balance until paid. Any delay or failure of Landlord in delivering any estimate or statement described in this Section 7.4 or in computing or billing Tenant's proportionate share of the foregoing costs shall not constitute a waiver of landlord a right to require an increase in rent as provided herein or in any way impair continuing obligations of Tenant under this Section. Tenant's proportionate share of the foregoing costs shall not increase from year to year more than 25% per year cumulative and compounding. Any cost of operation and maintenance of the Common Area which is beyond the control of the Landlord, shall not be considered when calculating the preceding limitation.

                                   ARTICLE 8
                                 LOADING DOCK

     8.1 Tenant shall have a license to use and occupy the loading dock(s) outside the Demised Premises as shown on Exhibit "B" (collectively, the "Loading
                                         -----------
Dock"). Subject to the provisions of this lease,and such rules and regulations as may be promulgated by Landlord from time to time, Tenant, its employees agents, contractors, licensees, guests and invitees may use the Loading Dock for loading and access to and from the Demised Premises for the permitted use set forth in
Section 1.1(p) above. Tenant's use of the Loading Dock shall be at its sole risk, and Landlord shall not be liable for any injury to any person or property, or for any loss or damage to any vehicle or its contents resulting from theft, collision vandalism or any other cause whatsoever, except to the extent caused by the negligence of Landlord. Tenant shall cause its personnel and visitors to remove their vehicles from the Loading Dock at the end of each business day. In the event the Loading Dock is intended for use in common with other tenants in the Industrial Complex, Tenant shall pay Landlord within ten (10) days after rendition of a bill thereof an equitable share of the costs of maintenance and repair of the Loading Dock as such costs are allocated by Landlord based upon the estimated use by each of the respective tenants using the Loading Dock.


                                  ARTICLE 9,
                       USE AND CARE OF DEMISED PREMISES

     9.1 The Demised Premises shall be used and occupied by Tenant solely for the permitted use specified in Section 1.1.(p) above and for no other purpose. Tenant, at its sole cost and expense, shall obtain and keep in effect during the term, all permits, licenses and other authorizations necessary to permit Tenant to use and occupy the Demised Premises for the permitted use. Without limiting the generality of the foregoing, Tenant shall not use or store any gasoline, flammable or so called "Red Label" materials in or about the Demised Premises. All equipment used within the Demised Premises shall be subject to approval by Landlord's Insurance carriers and shall be Underwriters Laboratory or Factory Mutual approved for the uses intended, evidence of which shall be furnished to Landlord upon request. Tenant shall not operate any machinery or equipment in the Demised Premises which, in Landlord's sole discretion, shall cause any excessive noise, vibration or damage or disturbance to the other tenants in the Industrial Complex.

     9.2 Tenant shall take good care of the Demised Premises and keep the same free from waste at all times. Tenant shall not overload the floors in the Demised Premises, nor deface or injure the Demised Premises or Loading Dock. Tenant shall keep the Demised Premises clean and free from dirt, rubbish, ice or snow at all time. Tenant shall store all trash and garbage within the Demised Premises or in a trash dumpster or similar container approved by Landlord as to type, location and screening: and Tenant shall arrange for the regular pick-up of such trash and garbage at Tenant's expense (unless Landlord finds its necessary to furnish such a service, in which event Tenant shall be charged an equitable portion of the total of the charges to all tenants using the service). Receiving and delivery of goods and merchandise and removal of garbage and trash shall be made only in the manner and areas prescribed by Landlord. Tenant shall not operate an incinerator or burn trash or garbage within the Industrial Complex.


                                  ARTICLE 10.
                  MAINTENANCE AND REPAIR OF DEMISED PREMISES

     10.1 Landlord shall keep the foundation, the exterior walls (except plate glass: windows, doors and other exterior openings: window and door frames, molding, closure devices, locks and hardware: special store fronts: lighting, heating, air conditioning, plumbing and other electrical, mechanical and electromotive installation, equipment and fixtures: signs, placards, decorations or other advertising media of any type; and interior painting or other treatment of exterior walls) and roof (subject to the second sentence in Section 7.4 above) of the Demised Premises in good repair. Landlord, however, shall not be required to make any repairs occasioned by the act or negligence of Tenant, its agents, contractors, employees, subtenants, invitees, customers, licensees and concessionaires (including, but not limited to, roof leaks resulting from Tenant's Installation of air conditioning equipment or any other roof penetration or placement); and the provisions of the previous sentence are expressly recognized to be subject to the provisions of Article 17 and Article 18 of this lease. In the event that the Demised Premises should become in need of repairs required to be made by Landlord hereunder, Tenant shall give immediate written notice thereof to Landlord and Landlord shall have a reasonable time after receipt by Landlord of such written notice in which to make such repair provided, however, that if any roofleak, the repair of which is Landlord's responsibility, shall render unusable the service center within the Demised Premises, then Landlord shall commence such repairs within 24 hours of notice thereof, and diligently thereafter pursue same to completion. If Landlord fails to do so, Tenant shall have the right to repair any roofleak at Landlord's expense and the cost thereof shall be reimbursed to Tenant within 10 days of submission of invoice therefor. Landlord shall not be liable to Tenant for any interruption of Tenant's business or inconvenience caused due to any work performed in the Demised Premises or in the Industrial Complex pursuant to Landlord's rights and obligations under the Lease, so long as the work is performed without negligence or willful misconduct.

     10.2 Tenant shall keep the Demised Premises and the Loading Dock (unless it is used in common with other tenants) in good, clean and habitable condition and shall at its sole cost and expense keep the Demised Premises free of insects, rodents, vermin and other pests and make all needed repairs and replacements, Including replacement of cracked or broken glass, except for repairs and replacements required to be made by Landlord under the provisions of
Section 10.1, Article 17 and Article 18. Without limiting the coverage of the previous sentence, it is understood that Tenant's responsibilities therein include the repair and replacement in accordance with all applicable Regulations of all lighting, heating, air conditioning, plumbing and other electrical, mechanical and electromotive installation, equipment and fixtures and also include all utility repairs in ducts, conduits, pipes and wiring, and any sewer stoppage located in the Demised Premises, regardless of when or how the defect or other cause for repair or replacement occurred or became apparent. If any repairs required to be made by Tenant hereunder are not made within ten (10) days after written notice delivered to Tenant by Landlord, Landlord may at its option make such repairs without liability to Tenant for any loss or damage which may result to its stock or business by reason of such repairs and Tenant shall pay to Landlord upon demand, as additional rental hereunder, the cost of such repairs plus interest at the maximum contractual rate which could legally be charged in the event of a loan of such payment to Tenant (but in no event to exceed 1-1/2% per month), such interest to accrue continuously from the date of payment by Landlord until repayment by Tenant. At the expiration of this lease, Tenant shall surrender the Demised Premises in good condition, excepting reasonable wear and tear and losses required to be restored by Landlord in
Section 10.1, Article 17 and Article 18 of this lease.

                                  ARTICLE 11.
                                  ALTERATIONS

     11.1 Tenant shall not make any alterations, additions or improvements to the Demised premises (collectively, the "Alterations") without the prior written consent of Landlord which consent shall not be unreasonably withheld or delayed except for the installation of unattached, movable trade fixtures which may be installed without drilling, cutting or otherwise defacing the Demised Premises. Tenant shall furnish complete plans and specifications to Landlord at the time it requests Landlord's consent to any Alterations if the desired Alterations (i) will affect the Industrial Complex's mechanical, electrical, plumbing or life safety systems or services, or (ii) will require the filing of plans and specifications with any governmental or quasi-governmental agency or authority, or (iii) will cost in excess of five thousand Dollars ($5,000.). Subsequent to obtaining Landlord's consent and prior to commencement of the Alterations, Tenant shall deliver to Landlord any building permit required by applicable law and a copy of the executed construction contract(s). Tenant shall reimburse Landlord within ten (10) days after the rendition of a bill for all of Landlord's actual reasonable out-of-pocket costs incurred in connection with any Alterations, including, without limitation, all management, engineering, outside consulting, and construction fees incurred by or on behalf of Landlord for the review and approval of Tenant's plans and specifications and for the monitoring of construction of the Alterations. If Landlord consents to the making of any Alteration, such Alteration shall be made by Tenant at Tenant's sole cost and expense by a contractor approved in writing by Landlord which approval shall not be unreasonably withheld or delayed. Tenant shall require its contractor to maintain insurance in such amounts and in such form as Landlord may reasonably require. Any construction, alteration, maintenance, repair, replacement, installation, removal or decoration undertaken by Tenant in connection with the Demised Premise shall be completed in accordance with plans and specifications which must be approved by Landlord which approval shall not be unreasonably withheld or delayed, shall be carried out in a good, workmanlike and prompt manner and in accordance with the provisions of Exhibit "D" annexed hereto,
                                                -----------
shall comply with all applicable Regulations of the authorities having jurisdiction thereof, and shall be subject to supervision by Landlord or its employees, agents or contractors. Without limiting the generality of the immediately preceding sentence, any installation or replacement of Tenant's heating or air conditioning equipment must be effected strictly in accordance with Landlord's instructions, the Clean Air Act and all other applicable Regulations. Without Landlord's prior written consent which approval shall not be unreasonably withheld or delayed, Tenant shall not use any * portion of the Common Areas either within or without the Industrial Complex in connection with the making of any Alterations. If the Alterations which Tenant causes to be constructed result in Landlord being required to make any alterations and/or improvements to other portions of the Industrial Complex in order to comply with any applicable Regulations, and Landlord has so notified Tenant prior to Tenant's undertaking of such alterations, then Tenant shall reimburse Landlord upon demand for all costs and expenses incurred by Landlord in making such alterations and/or improvements. Any Alterations made by Tenant shall become the property of Landlord upon installation and shall remain on and be surrendered with the Demised Premises upon the expiration or sooner termination of this lease, except Tenant shall upon demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence remove all or any portion of any Alterations made by Tenant which are designated by Landlord to be removed _______________ and repair and restore the Demised Premises in a good and workmanlike manner to their original condition, reasonable wear and tear excepted.

     11.2 All construction work done by Tenant within the Demised Premises shall be performed in a good and workmanlike manner with new materials of first-class quality, lien-free and in compliance with all governmental requirements and Regulations, and in such manner as to cause a minimum of interference with other construction in progress and with the transaction of business in the Industrial Complex. Tenant agrees to Indemnify Landlord and hold Landlord harmless against any loss, liability or damage resulting from such work.

     11.3 In the event Tenant uses a general contractor to perform construction with within the Demised Premises, Tenant shall during or after completion of such work, require said general contractor to execute and deliver to Landlord a waiver and release of any and all claims against Landlord and liens against the Industrial Complex to which such contractor might at any time be entitled.

     11.4 Nothing contained in this lease shall be construed as constituting the consent or request of Landlord, express or implied, to or for the performance by any contractor, laborer, materialman or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Demised Premises or any part thereof. All materialmen, contractors, artisans, mechanics, laborers and any other persons now or hereafter furnishing any labor, services, materials, supplies or equipment to Tenant with respect to any portion of the Demised Premises are hereby charged with notice that they must look exclusively to Tenant to obtain payment for same. Tenant and any subtenants shall have no power to do any act or make and contract which may create or be the foundation of any lien, mortgage or other encumbrance upon the reversionary or other estate of Landlord, or any interest of Landlord in the Demised Premises. NOTICE IS HEREBY GIVEN THAT LANDLORD IS NOT AND SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO TENANT OR TO ANYONE HOLDING THE DEMISED PREMISES OR ANY PART THEREOF, AND THAT NO MECHANICS' OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LANDLORD IN AND TO THE DEMISED PREMISES.

     11.5 In the event that Landlord elects to remodel all or any portion of the Industrial Complex, Tenant will cooperate with such remodeling, including Tenant's tolerating temporary inconveniences (and even the temporary removal of Tenant's signs in order to facilitate such remodeling, as it may relate to the exterior of the Demised Premises).


                                  ARTICLE 12.
                          LANDLORD'S RIGHT OF ACCESS

     12.1 Landlord and Landlord's and representatives shall have the right to enter the Demised Premises at any time in case of an emergency, and, except for access to the service center at all reasonable times for any purpose permitted pursuant to the terms of this lease, including, but not limited to, examining the Demised Premises as long as Landlord is accompanied by Tenant; making such repairs or alterations therein as may be necessary or appropriate in Landlord's sole judgment for the safety and preservation thereof; erecting, installing, maintaining, repairing or replacing wires, cables, conduits, vents ducts, risers, pipes, HVAC, equipment or plumbing equipment running in, to, or through the Demised Premises; showing the Demised Premises to prospective purchasers or mortgagees and during the last year of this lease, prospective tenants; and posting notices of nonresponsibility.

     12.2 Tenant shall give Landlord a key for all of the doors for the Demised Premises, excluding Tenant's vaults, safes and files. Landlord shall have the right to use any and all means to open the doors to the Demised Premises in an emergency in order to obtain entry thereto without liability to Tenant therefor. Any entry to the Demised Premises by Landlord by any of the foregoing means, or otherwise, shall not be construed or deemed to be a forcible or unlawful entry into or a detainer of the Demised Premises, or an eviction, partial eviction or constructive eviction of Tenant from the Demised Premises or any portion thereof, and shall not relieve Tenant of its obligations hereunder.


                                  ARTICLE 13.
                              SIGNS; STORE FRONTS

     13.1 Tenant shall not place or permit to be placed any signs upon (i) the roof of the Demised Premises, or (ii) the Common Areas or any exterior area of the Industrial Complex without Landlord's prior written approval which approval shall not be unreasonably withheld or delayed provided any proposed sign is placed only in those locations as may be designated by Landlord, and complies with the sign criteria promulgated by Landlord from time to time. Upon request of Landlord, Tenant shall immediately remove any sign, advertising material or lettering which Tenant has placed or permitted to be placed upon the exterior or Interior surface of any door or window or at any point inside the Demised Premises, on the exterior of the Industrial Complex if required in connection with any cleaning, maintenance or repairs to the Industrial Complex or which in Landlord's reasonable opinion, is of such a nature as to not be in keeping with the standards of the Industrial Complex and if Tenant fails to do so, Landlord may without liability remove the same at Tenant's expense. Tenant shall comply with such regulations as may from time to time be promulgated by Landlord governing signs, advertising material or lettering of all tenants in the Industrial Complex.


                                  ARTICLE 14.
                                   UTILITIES

     14.1 Tenant shall obtain all water, electricity, sewerage, gas, telephone and other utilities directly from the public utility company furnishing same. Any meters required in connection therewith shall be installed at Tenant's sole cost. Tenant shall pay all utility deposits and fees, and all monthly service charges for water, electricity, sewage, gas, telephone and any other utility services furnished to the Demised Premises during the term of this lease. In the event any such utilities are not separately metered on the Commencement Date, then until such time as such services are separately metered, Tenant shall pay Landlord Tenant's equitable share of the cost of such services, as reasonably determined by Landlord. If for any reason the use of any utility is measured on a meter(s) indicating the usage of Tenant and other tenants of the Industrial Complex, Tenant and such other tenants shall allocate the cost of such utility amongst themselves and shall each be responsible for the payment of its allocable share. Landlord shall furnish and install all piping, feeders, risers and other connections necessary to bring utilities to the perimeter walls of the Demised Premises. Anything to the contrary notwithstanding, Tenant shall remain obligated for the payment of Tenant's pro rata share of any heating costs and/or other utilities or services furnished to the Common Areas pursuant to Section 7.4.

     14.2 Tenant shall have the right to use the existing heating, air conditioning and ventilation equipment in the Demised Premises, if any. All such equipment shall be maintained, repaired and replaced, as necessary, by Landlord and shall be included in the cost of operation and maintenance of the Common Area and shall be surrendered by Tenant to Landlord at the end of the term of this lease together with the Demised Premises. Except as set forth in
Section 3.1, Landlord makes no representation or warranty as to the condition or capacity of such equipment. Landlord shall have no obligation whatsoever to provide the Demised Premises with heat, air conditioning, ventilation or hot water.

     14.3 Landlord shall not be liable for any interruption whatsoever, nor shall Tenant be entitled to an abatement or reduction of rent on account thereof, in utility services not furnished by Landlord, nor for interruptions in utility services furnished by Landlord which are due to fire, accident, strike, acts of God or other causes beyond the control of Landlord or which are necessary or useful in connection with making any alterations, repairs or improvements.

     14.4 Tenant shall not install any equipment which exceeds or overloads the capacity of the utility facilities serving the Demised Premises.


                                  ARTICLE 15.
                              INSURANCE COVERAGES

     15.1 Landlord shall procure and maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense (but subject to Article 6 above), causing the Industrial Complex to be insured under standard fire and extended coverage insurance (excluding hurricane and storm insurance unless readily obtainable at commercially reasonable rates) and liability insurance (plus whatever endorsements or special coverages Landlord, in its sole discretion, may consider appropriate), to the extent necessary to comply with Landlord's obligations pursuant to other provisions of this lease.

     15.2 Tenant shall procure and maintain throughout the term of this lease, at its sole cost and expense, the following insurance:

           (1) Comprehensive General Liability Insurance providing coverage for bodily injury (including death), property damage and products liability insurance (where such exposure exists). This policy shall contain a broad form contractual liability endorsement under which the insurer agrees to insure Tenant's obligations under Article 21 hereof. Such insurance shall have a combined single limit of not less than Three Million Dollars ($3,000,000) per occurrence, or such greater amount as Landlord may from time to time require;

           (2) Fire and extended coverage insurance covering Tenant's personal property, fixtures, improvements, wall coverings, floor coverings, window coverings, alterations, furniture, equipment, lighting, ceilings, heating, ventilation and air conditioning equipment, interior plumbing and plate glass against loss or damage by fire, flood, windstorms, hail, earthquakes, explosion, riot, damage from aircraft and vehicles, smoke damage, vandalism and malicious mischief and such other risks as are from time to time covered under "extended coverage" endorsements and special extended coverage endorsements commonly known as "all risks" endorsements, containing the waiver of subrogation required in Section 16.3 of this lease and in an amount equal to the greater of the full replacement value or the amount required by the holder of any mortgage from time to time placed upon the Industrial Complex or a portion of the Industrial Complex containing the Demised Premises;

           (3) State Worker's Compensation Insurance in the statutorily mandated limits and Employers Liability Insurance with limits of not less than Five Hundred Thousand Dollars ($500,000), or such greater amount as Landlord may from time to time require; and

           (4) Such other insurance as Landlord may reasonably require from time to time.

     It is expressly understood and agreed that the foregoing minimum limits of insurance coverage shall not limit the liability of Tenant for its acts or omissions as provided in this lease. All of the foregoing insurance policies (with the exception of Worker's Compensation Insurance to the extent not available under statutory law) shall name Landlord, any mortgagee or any managing agent for the Industrial Complex and such other parties as Landlord shall from time to time designated as an additional insured as their respective interests may appear, and shall provide that any loss shall be payable to Landlord and any other additional insured parties as their respective interests may appear. All insurance required hereunder shall be placed with companies which are rated A:VII or better by Best's Insurance Guide and licensed to do business in the State where the Industrial Complex is located. All such policies shall be written as primary policies. Any other policies, including Landlord's policy, will serve as excess coverage. Tenant shall deliver duplicate original copies of all such policies and all endorsements thereto, prior to the Commencement Date, or, in the case of renewals thereto, fifteen (15) days prior to the expiration of the prior insurance policy, together with evidence that such policies are fully paid for, and that no cancellation, material change or non-renewal thereof shall be effective except upon thirty (30) days' prior written notice from the Insurer to Landlord. If Tenant should fall to comply with the foregoing requirement relating to Insurance, Landlord may obtain such Insurance and Tenant shall pay to Landlord on demand as additional rental hereunder the premium cost thereof plus interest at the maximum contractual rate (but in no event to exceed 1-1/2% per month) from the date of payment by Landlord until repaid by Tenant.


                                  ARTICLE 16.
               WAIVER OF LIABILITY; MUTUAL WAIVER OF SUBROGATION

     16.1 Landlord and Landlord's agents and employees shall not be liable to Tenant, nor to Tenant's employees, agents or visitors, nor to any other person whomsoever, for any injury to person or damage to property caused by the Demised Premises or other portions of the Industrial Complex becoming out of repair or by defect or failure of any structural element of the Demised Premises or of any equipment, pipes or wiring, or broken glass, or by the backing up of drains, or by gas, water, steam, electricity, or oil leaking, escaping or flowing into the Demised Premises (except where due to Landlord's and Landlord's employee's and agent's willful failure to make repairs required to be made by Landlord hereunder, after the expiration of a reasonable time after written notice to Landlord of the need for such repairs, and except to the extent caused by the negligence of Landlord and Landlord's employee's and agent's nor shall Landlord be liable to Tenant, nor to Tenant's employees, agents or visitors, nor to any other person whomsoever, for any loss or damage that may be occasioned by or through the acts or omissions of other tenants of the Industrial Complex or of any other persons whomsoever, excepting only duly authorized employees and agents of Landlord. Landlord shall not be held responsible in any way on account of any construction, repair or reconstruction (including widening) of any private or public roadways, walkways or utility lines.

     16.2 Landlord shall not be liable to Tenant or to Tenant's employees, agents, contractors, or to any other person whomsoever, for any injury to person or damage to property on or about the Demised Premises or the Common Area caused by the negligence or misconduct of Tenant, its employees, agents, subtenants, Invitees, customers, licensees or concessionaires, or of any other person entering the Industrial Complex under express or implied Invitation of Tenant (with the exception of customers in the Common Area), or arising out of the use of the Demised Premises by Tenant and the conduct of its business therein, or arising out of any breach or default by Tenant in the performance of its obligations under this lease; and Tenant hereby agrees to indemnify Landlord and hold Landlord harmless from any loss, expense or claims arising out of such damage or injury. Furthermore, Tenant agrees to indemnify Landlord and hold Landlord harmless from and against any and all liability, claims, demands, causes of action of any kind and nature arising or growing out of or in any way connected with Tenant's use, occupancy, management or control of the Demised Premises and Tenant's operations or activities in the Industrial Complex.

     16.3 Landlord and Tenant each hereby release the other from any and all liability or responsibility to the other, or to any other party claiming through or under them by way of subrogation or otherwise, for any loss or damage to property caused by a casualty which is insurable under the respective standard fire and extended coverage insurance policies required to be carried by such party under Article 15 above; provided, however, that this mutual waiver shall be applicable only with respect to a loss or damage occurring during the time when such property Insurance policies, which are readily available in the marketplace, contain a clause or permit an endorsement to the effect that any such release shall not adversely affect or impair the policy or the right of the Insured party to receive proceeds under the policy; provided, further, that this release shall not be applicable to the portion of any damage which is not reimbursed by the damaged party's insurer because of the "deductible" in the damaged party's insurance coverage. The release specified in this Section 16.3 is cumulative with any releases or exculpations which may be contained in other provisions of this lease. Landlord and Tenant agree that all policies of insurance obtained by them pursuant to the terms of this lease shall contain provisions or endorsements thereto waiving the insurer's rights of subrogation with respect to claims against the other, and, unless the policies permit waiver of subrogation without notice to the insurer, each shall notify its Insurance companies of the existence of the waiver and indemnity provisions set forth in this lease.


                                  ARTICLE 17.
                              DAMAGES BY CASUALTY

     17.1 Tenant shall give immediate written notice to the Landlord of any damage caused to the Demised Premises by fire or other casualty.

     17.2 In the event that the Demised Premises shall be damaged or destroyed fire or other casualty insurable under standard fire and extended coverage Insurance and Landlord or Tenant does not elect to terminate this lease as hereinafter provided, Landlord shall proceed with reasonable diligence and at its sole cost and expense to rebuild and repair the Demised Premises. If Landlord fails to complete such repair or rebuilding within 180 days from the date of the casualty, Tenant may terminate this Lease at any time thereafter prior to such completion by written note to Landlord. In the event (a) the building in which the Demised Premises are located is destroyed or substantially damaged by a casualty not covered by Landlord's or Tenant's insurance, or (b) such building is destroyed or rendered untenantable to an extent in excess of fifty percent (50%) of the first floor area by a casualty covered by Landlord's Insurance, or any portion of Tenant's service center is destroyed, (c) the holder of a mortgage, deed of trust or other lien on such building at the time of the casualty elects, pursuant to such mortgage, deed of trust or other lien, to require the use of all or part of Landlord's Insurance proceeds in satisfaction of all or part of the indebtedness secured by the mortgage, deed of trust or other lien, or (d) Landlord and Tenant determine within 60 days of the casualty that restoration of the Demised Premises cannot be completed within 180 days of the casualty, or (e) the Demised Premises shall be damaged to the extent of 50% or more of the cost of replacement, then Landlord or Tenant may elect either to terminate this lease. Written notice to Tenant or Landlord of such election shall be delivered to the other party within sixty (60) days after the occurrence of such casualty and if such election to terminate is so delivered, Landlord shall proceed to rebuild and repair with reasonable diligence and at its sole cost and expense.

     17.3 Landlord's obligation to rebuild and repair under this Article 17 shall in any event be limited to restoring one of the following (as may be applicable): (a) If this lease does not include an attached exhibit describing Landlord's Initial construction responsibility ("Landlord's Work"), restoring the Demised Premises to substantially the condition in which the same existed prior to such casualty, exclusive of any alterations, additions, Improvements, fixtures and equipment installed by Tenant, or (b) restoring Landlord's Work, as described in the applicable exhibit attached to this lease (if such an exhibit is attached), to substantially the same condition in which the same existed prior to the casualty. Tenant agrees that promptly after completion of such work by Landlord, Tenant will proceed with reasonable diligence and at Tenant's sole cost and expense to restore, repair and replace all alterations, additions, improvements, fixtures, signs and equipment installed by Tenant, or, if an exhibit describing Tenant's Work is attached hereto, all Items of Tenant's Work as described in such exhibit, as the case may be.

     17.4 Tenant agrees that during any period of reconstruction or repair of the Demised Premises, it will continue the operation of Its business within the Demised Premises to the extent practicable. During the period from the occurrence of the casualty until Landlord's repairs are completed, the minimum guaranteed rental and all charges hereunder shall be reduced to such extent as may be fair and reasonable under the circumstances which shall be 100% if Tenant's service center is inoperable or substantially compromised and Tenant does not use or occupy the Demised Premises during such period.

                                  ARTICLE 18.
                                 EMINENT DOMAIN

     18.1 If more than fifteen percent (15%) of the floor area of the Demised Premises should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by private purchase in lieu thereof, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective on the date physical possession is taken by the condemning authority.

     18.2 If less than fifteen percent (15%) of the floor area of the demised Premises and no portion of Tenant's service center should be taken as aforesaid, this lease shall not terminate; however, the minimum guaranteed rental payable hereunder during the unexpired portion of this lease shall be reduced in proportion to the area taken, effective on the date physical possession is taken by the condemning authority. Following such partial taking, Landlord shall make all necessary repairs or alterations to the remaining premises or, if an exhibit describing Landlord's Work is attached to this lease, all necessary repairs within the scope of Landlord's Work as described in such exhibit, as the case may be, required to make the remaining portions of the Demises Demised Premises an architectural whole, but in no event shall Landlord be required to expend an amount greater than the award actually received by Landlord in connection with such taking.

     18.3 If any part of the Common Area should be taken as aforesaid, this lease shall not terminate, nor shall the rent payable hereunder be reduced, except that either Landlord or Tenant may terminate this lease if the area of the Common Area remaining following such taking plus any parking area provided by Landlord in reasonable proximity to the Industrial Complex shall be less than eighty percent (80%) of the area of the Common Area Immediately prior to the taking. Any election to terminate this lease in accordance with this provision shall be evidenced by written notice of termination delivered to the other party within thirty (30) days after the date physical possession is taken by the condemning authority.

     18.4 All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) of the Demised Premises or Common Area shall be the property of Landlord, and Tenant hereby assigns its interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for Tenant's moving and relocation expenses or for the loss of Tenant's fixtures and other tangible personal property if a separate award for such Items is made to Tenant as long as such separate award does not reduce the amount of the award that would otherwise be awarded to Landlord, and subject to the terms of any mortgage or ground lease encumbering the Industrial Complex.

     18.5 Notwithstanding anything to the contrary, Landlord may terminate the Lease with no further liability to Tenant if (i) 50% or more of the gross leasable area of the Industrial Complex is taken or (ii) if following any taking Landlord's mortgagee elects to require Landlord to apply all or a portion of such award to the outstanding indebtedness.

                                  ARTICLE 19.
                           ASSIGNMENT AND SUBLETTING

     19.1 Tenant shall not assign or in any manner transfer this lease or any estate or Interest therein, or sublet the Demised Premises or any part thereof, or grant any license, concession or other right of occupancy of any portion of the Demised Premises without the prior written consent of Landlord. Landlord agrees that it will not withhold consent in an unreasonable and arbitrary manner (as further explained in Section 29.4 of this lease); however, in determining whether or not to grant its consent, Landlord shall be entitled to take into consideration factors such as Landlord's desired tenant mix, the reputation and net worth of the proposed transferee, and the then current market conditions (including market rentals). In addition, Landlord shall also be entitled to charge Tenant a reasonable fee for processing Tenant's request not to exceed $500.00. Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments and sublettings. In all events, Landlord can refuse to consent to an assignment or sublease if there shall exist any uncured default of Tenant or, a matter which will become a default with the passage of time. Provided however, Landlord's consent is not required if 1) Tenant subleases or assigns the Lease to an affiliate or subsidiary; 2)Tenant remains liable under this lease; 3) Proposed Subtenant or assignees is general office use or use similar to Tenant and 4) Sublessee or assignee agrees to be liable for all terms of the Lease.

     19.2 If Tenant is a corporation, partnership or other entity and if at any time during the term of this lease the person or persons who own a majority of either the outstanding voting rights or outstanding ownership interests of Tenant at the time of the execution of this lease cease to own a majority of such voting rights or ownership Interests (except as a result of transfers by devise or descent), the loss of a majority of such voting rights or ownership interests shall be deemed an assignment of this lease by Tenant and, therefore, subject in all respects to the provisions of Section 19.1 above. The previous sentence shall not apply, however, if at the time of the execution of this lease or at any time during the Lease Term, Tenant is a corporation and the outstanding voting shares of capital stock of Tenant are listed on a recognized security exchange or over-the-counter market.

     19.3 Notwithstanding anything to the contrary contained herein, and without prejudice to Landlord's right to require a written assumption from each assignee, any person or entity to whom this lease is assigned including, without limitation, assignees pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Paragraph 101 et seq. (the "Bankruptcy Code") shall automatically be deemed, by acceptance of such assignment or sublease or by taking actual or constructive possession of the Demised Premises, to have assumed all obligations of Tenant arising under this lease effective as of the earlier of the date of such assignment or sublease or the date on which the assignee or sublessee obtains possession of the Demised Premises. In the event this lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord and shall remain the exclusive property of Landlord and not constitute the property of Tenant or Tenant's estate within the meaning of the Bankruptcy Code. All such money or other consideration not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid or delivered to Landlord.

     19.4 Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligations under this lease shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under this lease (even if future assignments and sublettings occur subsequent to the assignment or subletting by Tenant, and regardless of whether or not Tenant's approval has been obtained for such future assignments and sublettings). Moreover, in the event that the rental due and payable by a sublessee (or a combination of the rental payable under such sublease plus any bonus or other consideration therefor or incident thereto) exceeds the rental payable under this lease, or if with respect to a permitted assignment, permitted license or other transfer by Tenant permitted by Landlord, the consideration payable to Tenant by the assignee, licensee or other transferee exceeds the rental payable under this lease, then Tenant shall be bound and obligated to pay Landlord all such excess rental and other excess consideration within ten (10) days following receipt thereof by Tenant from such sublessee, assignee, licensee or other transferee, as the case may be. Finally, in the event of an assignment or subletting, it is understood and agreed that all rentals paid to Tenant by an assignee or sublessee shall be received by Tenant in trust for Landlord, to be forwarded immediately to Landlord without offset or reduction of any kind; and upon election by Landlord such rentals shall be paid directly to Landlord as specified in Section 4.2 of this lease (to be applied as a credit and offset to Tenant's rental obligation).

     19.5 Tenant shall not mortgage, pledge or otherwise encumber its Interest in this lease or in the Demised Premises.

     19.6 In the event of the transfer and assignment by Landlord of its interest in this lease and in the building containing the Demised Premises to a person expressly assuming Landlord's obligations under this lease, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in Interest of the Landlord for performance of such obligations. Any security given by Tenant to secure performance of Tenant's obligations hereunder may be assigned and transferred by Landlord to such successor in interest and Landlord shall thereby be discharged of any further obligation relating thereto.

                                  ARTICLE 20.

                     SUBORDINATION: ATTORNMENT; ESTOPPELS

     20.1 Provided that Tenant shall receive a written non-disturbance agreement from any and all mortgagees, trustees, and other lienholders, Tenant accepts this lease subject and subordinate to any mortgage, deed of trust or other lien presently existing or hereafter placed upon the Industrial Complex or any portion of the Industrial Complex which includes the Demised Premises, and to any renewals, modifications and extensions thereof and this subordination shall be self operative and no further instrument of subordination is needed. Tenant agrees that any mortgagee shall have the right at any time to subordinate its mortgage, deed of trust or other lien to this lease: provided, however, notwithstanding that this lease may be (or is made to be) superior to a mortgage, deed of trust or other lien, the mortgagee shall not be liable for prepaid rentals, security deposits and claims accruing during or with respect to Landlord's ownership, any amendment or modification made to this lease without its prior written consent or any offsets or claims against Landlord; further provided that the provisions of a mortgage, deed of trust or other lien relative to the right of the mortgagee with respect to proceeds arising from an eminent domain taking (including a voluntary conveyance by Landlord) and provisions relative to proceeds arising from insurance payable by reason of damage to or destruction of the Demised Premises shall be prior and superior to any contrary provisions contained in this instrument with respect to the payment or usage thereof. Landlord is hereby irrevocably vested with full power and authority to subordinate this lease to any mortgage, deed of trust or other lien hereafter placed upon the Demised Premises or the Industrial Complex as a whole, and Tenant agrees upon demand to execute such further instruments subordinating this lease as Landlord may request. Provided that Tenant shall receive a written non-disturbance agreement from any and all mortgagees, trustees, and other lienholders, if the holder of any mortgage, indenture or deed of trust or similar instrument (each a "Mortgagee") succeeds to Landlord's interest in the Demised Premises, Tenant shall, upon request of any such Mortgagee, automatically become the tenant of and attorn to and recognize such Mortgagee as the landlord under this lease and will pay to it all rents and other amounts payable by Tenant under this lease, in accordance with the applicable terms of this lease. Notwithstanding that the foregoing provisions of this Section are self-operative, upon request of Landlord or any Mortgagee, Tenant shall execute and deliver to Landlord and to such Mortgagee a subordination and attornment agreement in recordable form confirming the foregoing and otherwise in form and substance acceptable to Landlord and such Mortgagee. Provided that Tenant shall receive a written non-disturbance agreement from any and all mortgagees, trustees, and other lienholders.

     20.2 Except as set forth in Section 9.2 above, Tenant may not exercise any remedies for default by Landlord hereunder unless and until Landlord and the holder(s) of any indebtedness secured by mortgage, deed of trust or other lien on the Demised Premises, of which Tenant has written notice, including address thereof, shall have received written notice of such default and a reasonable time (not less than 30 days) shall thereafter have elapsed without the default having been cured.

     20.3 Tenant agrees that it will from time to time upon request by Landlord execute and deliver to Landlord a written statement addressed to Landlord (and to a party[ies] designated by Landlord), which statement shall identify Tenant and this lease, shall certify that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), shall confirm that Landlord is not in default as to any obligations of Landlord under this lease (or if Landlord is in default, specifying any default), shall confirm Tenant's agreements contained above in this Article 20, and shall contain such other information or confirmations as Landlord may reasonably require.

                                  ARTICLE 21.
                           TENANT'S INDEMNIFICATION

     21.1 To the extent permitted by applicable law, except in the case of Landlord's negligence or willful misconduct, Tenant shall indemnify, defend and hold harmless Landlord, Landlord's asset manager, Landlord's subasset manager, Landlord's partners, any subsidiary or affiliate of Landlord and the officers, directors, shareholders, partners, employees, managers, independent contractors, attorneys and agents of any of the foregoing (collectively, the "Indemnitees") from and against any and all claims, demands, causes of action, judgments, costs and expenses, and all losses and damages (including consequential and punitive damages) arising from Tenant's use of the Demised Premises or from the conduct of its business or from any activity, work, or other acts or things done, permitted or suffered by Tenant in or about the Demised Premises, and shall further indemnify, defend and hold harmless the indemnitees from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this lease, or arising from any act, omission or negligence or willful or criminal misconduct of Tenant, or any officer, agent, employee, independent contractor, guest, or invitee thereof, and from all costs, attorneys' fees and disbursements, and liabilities incurred in the defense of any such claim or any action or proceeding which may be brought against, out of or in any way related to this lease. Upon notice from Landlord, Tenant shall defend any such claim, demand, cause of action or suit at Tenant's expense by counsel satisfactory to Landlord in its sole discretion. As a material part of the consideration to Landlord for this lease, Tenant hereby assumes all risk of damage to property or injury to persons in, upon or about the Demised Premises from any cause, and Tenant hereby waives all claims with respect thereto against Landlord (except to the extent caused by the negligence of Landlord). Tenant shall give immediate notice to Landlord in case of casualty or accidents in the Demised Premises. The provisions of this Article 21 shall survive the expiration or sooner termination of this lease.

     21.2 All personal property of Tenant, including goods, wares, merchandise, inventory, trade fixtures and other personal property of Tenant, shall be stored at the sole risk of Tenant. Landlord or its agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Industrial Complex or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other places resulting from dampness or any other cause whatsoever, or from the act or negligence of any other tenant or any officer, agent, employee, contractor or guest of any such tenant, except personal injury caused by or due to the negligence or willful misconduct of Landlord. Landlord or its agents shall not be liable for interference with the electrical service, ventilation, or for any latent defect in the Demised Premises.

     21.3 The parties hereto acknowledge that all or a part of the Demised Premises may be used for the storage and shipment of goods not owned by Tenant, and Landlord is not willing to enter into this lease unless Tenant indemnifies the Indemnitees to Landlord's satisfaction from any liability on the part of the Indemnitees to the owner(s) of such goods for damage to the same arising out of any acts or omissions of the Indemnitees. As a material inducement to Landlord to enter into this lease, and to the fullest extent permitted by applicable law, Tenant agrees to defend, indemnify and hold the Indemnitees harmless from and against any and all losses, claims, liabilities, obligations and damages imposed upon or incurred or asserted against the Indemnitees by reason of damage to goods of persons storing such goods with Tenant, notwithstanding the fact that such losses, claims, liabilities, obligations or damages may have been caused by the acts or omissions of Landlord. Tenant agrees that at all times during which it shall store goods not owned by it in the Demised Premises, it shall insure the indemnity described under this Section 21.3 in a manner reasonably satisfactory to Landlord. Landlord shall not be deemed a bailee, consignee, or warehouseman (or responsible for the standard of care incidental thereto) with respect to any goods stored or shipped to or from the Demised Premises for consignment or bailment and Tenant shall insert a clause to that effect in all warehouse receipts or consignment agreements for the storage or, shipment of goods to or from the Demised Premises.

                                  ARTICLE 22.
                        DEFAULT BY TENANT AND REMEDIES


      22.1 The following events shall be deemed to be events of default by Tenant under this lease:

           (a) Tenant shall fail to pay any installment of rental or any other obligation under this lease involving the payment of money and such failure shall continue for a period of ten (10) days after written notice thereof to Tenant; provided, however, that for each calendar year during which Landlord
          --------  -------
  has already given Tenant three written notices of the failure to pay an installment of rental, no further notice shall be required (i.e., the event of default will automatically occur on the tenth day after the day upon which the rental was due).

           (b) Tenant shall fail to comply with any provision of this lease, other than as described in subsection (a) above, and either shall not cure such failure within fifteen (15) days after written notice thereof to Tenant provided, however, that if such default is of a nature that it cannot be cured within 15 days, Tenant shall not be in default hereunder provided that the cure is commenced within such 15 day period and is diligently pursued thereafter to completion, or shall cure that particular failure but shall willfully fail to comply with the same provision of the lease within three (3) months after Landlord's written notice.

           (c) Tenant or any guarantor of Tenant's obligations under this lease shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

           (d) Tenant or any guarantor of Tenant's obligations under this lease shall file a petition under any section or chapter of the federal Bankruptcy Code, as amended, or under any similar law or statue of the United States or any state thereof; or Tenant or any guarantor of Tenant's obligations under this lease shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or any guarantor of Tenant's obligations under this lease thereunder.

           (e) A receiver or Trustee shall be appointed for the Demised Premises or for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations under this lease.

           (f) Tenant shall desert or shall commence to desert the Demised Premises or any substantial portion of the Demised Premises.

           (g) Tenant shall do or permit to be done anything which creates a lien upon the Demised Premises or upon all or any part of the Industrial Complex; which lien is not released within 15 days of Tenant's receipt of written notice thereof.

           (h) Any transfer of a substantial portion of the assets of Tenant, or any incurrence of a material obligation by Tenant, unless such transfer or obligation is undertaken or incurred in the ordinary course of Tenant's business or in good faith for equivalent consideration, or with Landlord's consent.

           (i) The default of any guarantors if any of Tenant's obligations hereunder under any guaranty of this Lease, or the attempted repudiation or revocation of any such guaranty.

     22.2 Upon the occurrence of any such event of default, Landlord shall have the option to pursue any one or more of the following remedies to the extent permitted by law:

           (a) Without any further notice or demand whatsoever, Tenant shall be obligated to reimburse Landlord for the damages suffered by Landlord as a result of the event of default, plus interest on such amount at the maximum contractual rate which could legally be charged in the event of a loan of such amount to Tenant (but in no event to exceed 1-1/2% per month); and Landlord may pursue a monetary recovery from Tenant.

           (b) Without any further notice or demand whatsoever Landlord may take any action, including entering upon and taking possession of the Demised Premises, as Landlord deems reasonably necessary in order to protect the Demised Premises from deterioration, and may continue to demand from Tenant the monthly rentals and other charges provided in this lease. Without limitation of the foregoing, in the event of any default described in subsection (b) of Section
22.1 of this lease, Landlord shall have the right to enter upon the Demised Premises, by force if necessary, and do whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse Landlord on demand for any reasonable expenses which Landlord may incur and thus affecting compliance with Tenant's obligations under this lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action. Further, it is agreed that in the event of any default in subsection (g) of Section 22.1 of this lease, Landlord may pay or bond around such lien, whether or not contested by Tenant, and in such event Tenant agrees to reimburse Landlord within 10 days written demand for all reasonable costs and expenses incurred in connection with any such action, with Tenant further agreeing that Landlord shall in no event be liable for any damages or claims resulting from such action.

           (c) Landlord may terminate this lease by giving Tenant notice of Landlord's election to do so, in which event the terms of this lease shall end, and all right, title and interest of Tenant hereunder shall expire on the date stated in such notice. In the event of such termination, Tenant shall immediately surrender the Demised Premises to Landlord in the condition required under this lease for the surrender at the expiration of the term hereof, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which Landlord may have for possession or otherwise, enter upon and take possession of the Demised Premises and expel or remove Tenant and any person who may be occupying said Demised Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor.

           (d) Landlord may terminate the right of Tenant to possession of the Demised Premises without terminating this lease, by giving written notice to Tenant that Tenant's right of possession shall end on the date stated in such notice, whereupon the right of Tenant to possession of the Demised Premises or any part thereof shall cease on the date stated on such notice. In the event of such termination of possession, Tenant shall immediately surrender the Demised Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which Landlord may have for possession or otherwise, enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may. be occupying said Demised Premises or any part thereof.

           (e) Landlord may enforce any and all of the provisions of this lease and enforce and protect the rights of Landlord hereunder by suit or suits in equity or at law for the specific performance of any covenant or agreement contained herein, or for the enforcement of any other appropriate legal or equitable remedy, including recovery of all monies due or to become due from Tenant under any provisions of this lease.

     22.3 (a) If Landlord exercises either of the remedies provided for in subparagraphs (c) or (d) of the foregoing Section 22.2, Tenant shall surrender possession and vacate the Demised Premises and immediately deliver possession thereof to Landlord in the condition for surrender otherwise required under this lease, and Landlord may reenter and take complete and peaceful possession of the Demised Premises, with or without process of law, full and complete license to do so being hereby granted to Landlord, and Landlord may remove all occupants and property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without relinquishing Landlord's right to rentals or any other rights given to Landlord hereunder or by operation of law.

          (b) If Landlord terminates the right of Tenant to possession of the Demised Premises without terminating this lease, as provided for by subparagraph
(d) of this Section 22.2, Landlord shall have the right to immediate recovery of all amounts then due hereunder. Such termination of possession shall not release Tenant, in whole or in part, from Tenant's obligation to pay all rentals hereunder for the full term of this lease, and Landlord shall have the right, from time to time, to recover from Tenant, and Tenant shall remain liable for, all minimum guaranteed rentals, Tenant's proportionate share of all real estate charges and insurance expenses. Tenant's proportionate share of the cost of operation and maintenance of the Common Area and any other sums accruing as they become due under this lease during the period from the date of such notice of termination of possession to the stated end of the term. In any such case Landlord may, without any obligation (except as otherwise required by applicable law), relet the Demised Premises or any part thereof for the account of Tenant for such rent, for such time (which may be for a term extending beyond the term of this lease) and upon such terms as Landlord shall determine and collect the rents from reletting. Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant relative to such reletting. Also, in any such case, Landlord may make repairs, alterations and additions in or to the Demised Premises and redecorate the same to the extent reasonably deemed by Landlord necessary or desirable and, in connection therewith, change the locks to the Demised Premises, and Tenant shall, upon demand, pay the reasonable cost of all the foregoing together with Landlord's reasonable expenses of reletting. The rents from any such reletting shall be applied first to the payment of the expenses of re-entry, redecoration, repair and alterations and the expenses of reletting, and second to the payment of rentals and other charges herein provided to be paid by Tenant. Any excess or residue shall operate only as an offsetting credit against the amount of rentals and other charges due and owing from Tenant hereunder as the same thereafter becomes due and payable, and the use of such offsetting credit to reduce the amount of rentals and other charges due Landlord, if any, shall not be deemed to give Tenant any right, title or interest in or to such excess or residue, and any such excess or residue shall belong to Landlord solely, and in no event shall Tenant be entitled to a credit on its indebtedness to Landlord in excess of the aggregate sum of rentals and other charges which would have been paid by Tenant for the period for which the credit to Tenant is being determined had no event of default hereunder occurred. No such re-entry or repossession, repairs, alterations and additions, or reletting shall be construed as an eviction of Tenant or as an election on Landlord's part to terminate this lease, unless written notice of such intention shall be given to Tenant, nor shall the same operate to release Tenant in whole or in part from any of Tenant's obligations hereunder, and Landlord may, at any time and from time to time, sue and recover judgment for any deficiencies from time to time remaining after the application of the proceeds of any such reletting.

          (c) If this lease is terminated by Landlord as provided for by subparagraph (c) of Section 22.2, Landlord shall be entitled to recover from Tenant all rentals and other charges accrued and unpaid for the period up to and including such termination date as well as all other additional sums payable by Tenant or which Tenant is liable or in respect of which Tenant has agreed to indemnify Landlord under any of the provisions of this lease, which may be then owing and unpaid, together with all cost and expenses, including court costs and reasonable attorneys' fees, incurred by Landlord in the enforcement of its rights and remedies hereunder. In addition, Landlord shall be entitled to recover as damages for loss of the bargain and not as a penalty: (i) the unamortized portion of leasing commissions and Landlord's contribution to the cost of Tenant Improvements and alterations, if any, installed by either Landlord or Tenant pursuant to this lease: (ii) the aggregate sum which, at the time of such termination, represents the excess, if any, of the present value of the aggregate rentals and other charges which would have been payable after the termination date and for the balance of the term hereof to the extent this lease had not been terminated, over the then-present value of the then-aggregate fair rental value of the Demised Premises for the balance of such term (such present value to be computed in each case on the basis of eight percent (8%) per annum discount from the respective dates upon which such rentals would have been payable hereunder had this lease not been terminated); and (iii) any damages, in addition thereto, including reasonable attorneys' fees and court costs, which Landlord shall sustain by reason of the breach of any of the covenants of this lease other than the payment of rent.

          (d) All property of Tenant removed from the Demised Premises by Landlord pursuant to any provisions of this lease or of law may be handled, removed, demolished or stored by Landlord at the cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay Landlord for all reasonable expenses incurred by Landlord in such removal and storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. All such property not removed from the Demised Premises by Tenant on or before the end of term, however terminated (or on or before the earlier termination of Tenant's right of possession of the Demised Premises), shall, at Landlord's option be conclusively deemed to have been conveyed by Tenant to Landlord by bill of sale, without further payment or credit by Landlord to Tenant on account thereof.

          (e) Pursuit of any of the above remedies shall not preclude pursuit of any other remedies prescribed in other sections of this lease and any other remedies provided by law or in equity. Forbearance by Landlord to enforce one or more of the remedies herein provided upon event of default shall not be deemed or construed to constitute a waiver of such default.

           (f) It is expressly agreed that in determining "the monthly rentals and other charges provided in this lease," as that term is used throughout subsections 22.2(c)(i) and 22.2(c)(ii) above, there shall be added to the minimum guaranteed rental (as specified in Sections 1.1(i) and 4.1 of this lease) a sum equal to the charges for maintenance of the Common Area (as specified in Sections 1.1(m) and 7.4 of this lease), and the payments for taxes, charges and insurance (as specified in Article 6 of this lease).

     22.4 It is further agreed that, in addition to payments required pursuant to subsections 22.2(b) and 22.2(c) above, Tenant shall compensate Landlord for all reasonable expenses incurred by Landlord in repossession (including, among other expenses, any increase in insurance premiums caused by the vacancy of the Demised Premises), all reasonable expenses incurred by Landlord in reletting (including, among other expenses, repairs, remodeling, replacements, advertisements and brokerage fees), all concessions granted to a new tenant upon reletting, all losses incurred by Landlord as a direct or indirect result of Tenant's default.

     22.6 If on account of any breach or default by Tenant or Landlord in its obligations hereunder. Tenant or Landlord shall employ an attorney to present, enforce or defend any of their rights or remedies hereunder, the prevailing party agrees to pay any reasonable attorneys' fees incurred by the other in such connection.

     22.8 Tenant acknowledges its obligation to deposit with Landlord the sum stated in Section 1.1(0) above, to be held by Landlord without interest as security for the performance by Tenant of Tenant's covenants and obligations under this lease. Tenant agrees that such deposit may be commingled with Landlord's other funds and is not an advance payment of rental or a measure of Landlord's damages in case of default by Tenant. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rentals and any other damage, injury, expense or liability caused to Landlord by such event of default, and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant upon termination of this lease (subject to the provisions of Section
19.6 above).

     22.9  (a) In the event of any default described in subsection (d) of
Section 22.1 of this lease, any assumption and assignment must conform with the requirements of the Bankruptcy Code and, in order to provide Landlord with the assurances contemplated by the Bankruptcy Code, Tenant must fulfill the following obligations, in addition to any other reasonable obligations that Landlord may require, before any assumption of this lease is effective: (i) all defaults under subsection (a) of Section 22.1 of this lease must be cured within ten (10) days after the date of assumption; (ii) all other defaults under
Section 22.1 of this lease other than under subsection (d) of Section 22.1 must be cured within fifteen (15) days after the date of assumption; (iii) all actual monetary losses incurred by Landlord (including, but not limited to, reasonable attorneys' fees) must be paid to Landlord within ten (10) days after the date of assumption; and (iv) Landlord must receive within ten (10) days after the date of assumption a security deposit in the amount of six (6) months minimum guaranteed rent (using the minimum guaranteed rent in effect for the first full month immediately following the assumption) and an advance prepayment of minimum guaranteed rent in the amount of three (3) months minimum guaranteed rent (using the minimum guaranteed rent in effect for the first full month immediately following the assumption), both sums to be held by Landlord in accordance with
Section 22.8 above and deemed to be rent under this lease for the purposes of the Bankruptcy Code as amended and from time to time in effect.

           (b) In the event this lease is assumed in accordance with the requirements of the Bankruptcy Code and this lease, and is subsequently assigned, then, in addition to any other reasonable obligations that Landlord may require and in order to provide Landlord with the assurances contemplated by the Bankruptcy Code, Landlord shall be provided with (i) a financial statement of the proposed assignee prepared in accordance with generally accepted accounting principles consistently applied, though on a cash basis, which reveals a net worth in an amount sufficient, in Landlord's reasonable judgment, to assure the future performance by the proposed assignee of Tenant's obligations under this lease; or (ii) a written guaranty by one or more guarantors with financial ability sufficient to assure the future performance of Tenant's obligations under this lease, such guaranty to be in form and content satisfactory to Landlord and to cover the performance of all of Tenant's obligations under this lease.

     22.10 Tenant hereby waives the service of any statutory notice which might be required pursuant to the provisions of 735 ILCS 5/9-209 and 5/9-210 and agrees that Landlord shall be required to serve only the notices described in this Article 22 as a condition to Landlord's exercise of any of its remedies hereunder.


                                  ARTICLE 23.
                   LANDLORD'S CONTRACTUAL SECURITY INTEREST

     23.2 Notwithstanding Section 23.1, Landlord agrees that it will subordinate its security interest and landlord's lien to the security interest of Tenant's supplier or institutional financial source for as long as the rental account of Tenant under this lease is current (or is brought current), provided that Landlord approves the transaction as being reasonably necessary to Tenant's operations at the Demised Premises, and further provided that the subordination must be limited to a specified transaction and specified items of the fixtures, equipment or inventory involved in the transaction.


                                  ARTICLE 24.
                                 HOLDING OVER

     24.1 In the event Tenant remains in possession of the Demised Premises after the expiration of this lease and without the execution of a new lease, it shall be deemed to be occupying said premises as a tenant at sufferance (or, at Landlord's election, as a tenant from month to month) at a rental equal to the minimum guaranteed rental herein provided plus fifty percent (50%) of such amount and otherwise subject to all the conditions, provisions and obligations of this lease insofar as the same are applicable to a month-to-month tenancy. Neither any provision hereof nor acceptance by Landlord of rent after such expiration or earlier termination shall be deemed a consent to a holdover hereunder or result in a renewal of this Lease or an extension of the Term. Notwithstanding any provision to the contrary contained herein, (i) Landlord expressly reserves the right to require Tenant to surrender possession of the Demised Premises upon the expiration of the Term of this Lease or upon the earlier termination hereof, the right to reenter the Demised Premises, and the right to assert any remedy at law or in equity to evict Tenant and collect damages in connection with any such holding over, and (ii) Tenant shall Indemnify, defend and hold Landlord harmless from and against any and all claims, demands, actions, losses, damages, obligations, costs and expenses, including, without limitation, attorneys' fees incurred or suffered by Landlord by reason of Tenant's failure to surrender the Demised Premises on the expiration or earlier termination of this Lease in accordance with the provisions of this Lease.


                                  ARTICLE 25.
                                    NOTICES

     25.1 Wherever any notice is required or permitted hereunder, such notice shall be in writing. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered when actually received by the designated addressee or, if earlier and regardless of whether actually received or not, when deposited in the United States mail, postage prepaid, certified mail, return receipt requested, addressed to the parties hereto at the respective addresses set out in Section 1.1 above (or at Landlord's option, to Tenant at the Demised Premises), or at such other addresses as they have theretofore specified by written notice.

     25.2 If and when included within the term "Landlord" as used in this instrument there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such notice specifying some individual at some specific address for the receipt of notices and payments to the Landlord; if and when included within the term "Tenant" as used in this instrument there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payment to Tenant. All parties included within the terms "Landlord" and "Tenant," respectively, shall be bound by notice and payments given in accordance with the provisions of this Article to the same effect as if each had received such notice or payment. In addition, Tenant and Landlord agree that actions by Landlord and Tenant and notices to the other Tenant hereunder may be taken or given by their attorney or other agent.


                                  ARTICLE 26.
                                  COMMISSIONS

     26.1 Landlord shall pay to the Agent (as set forth in Section 1.1(g) hereof) a commission for negotiating this lease, in accordance with the Exclusive Listing Agreement-Leasing between Landlord and Agent having an effective date of December 15, '96. Tenant and Landlord warrant that they have had no dealings with any broker or agent in connection with this lease, other than Agent, whose commission shall be paid as hereinabove provided, and Hiffman Shaffer Associates, Inc., whose commission shall be paid by Agent. Landlord and Tenant covenant to pay, hold harmless and indemnify each other from and against any all cost, expense or liability for any compensation, commissions or charges claimed by any broker or agent utilized by the indemnitor with respect to this lease or the negotiation hereof.


                                  ARTICLE 27.
                                  REGULATIONS

     27.1 Landlord and Tenant acknowledge that there are now in effect and may hereafter be enacted or go into effect federal, state, county and municipal laws, orders, rules, directives and regulations relating to or affecting the Demised Premises or the Industrial Complex, concerning the impact on the environment of construction, land use, maintenance and operation of structures, toxic or otherwise hazardous substances, and the conduct of business, including, without limitation, the Americans With Disabilities Act of 1990 and the Clean Air Act and regulations issued thereunder (all of the foregoing, as amended from time to time, being herein called the "Regulations"). Tenant will not cause or permit to be caused, any act or practice, by negligence, omission or otherwise, that would adversely affect the environment or do anything or permit anything to be done that would violate any of said Regulations. Moreover, Tenant shall have no claim against Landlord by reason of any changes Landlord may make in the Industrial Complex or the Demised Premises pursuant to said Regulations or any charges imposed upon Tenant. Tenant's customers or other invitees pursuant to same.

     27.2 If, by reason of any Regulations, the payment to, or collection by, Landlord of any rental or other charge (collectively referred to hereinafter as "Lease Payments") payable by Tenant to Landlord pursuant to the provisions of this lease is in excess of the amount (the "Maximum Charge") permitted thereof by the Regulations, then Tenant, during the period (the "Freeze Period") when the Regulations shall be in force and effect shall not be required to pay, nor shall Landlord be permitted to collect, any sum in excess of the Maximum Charge. Upon the earlier of (i) the expiration of the Freeze Period, or (ii) the issuance of a final order or judgment of a court of competent jurisdiction declaring the Regulations to be invalid or not applicable to the provisions of this lease, Tenant, to the extent not then proscribed by law, and commencing with the first day of the month immediately following, shall pay to Landlord as additional rental, in equal monthly installments during the balance of the term of this lease, a sum equal to the cumulative difference between the Maximum Charges and the Lease Payments during the Freeze Period. If any provisions of this Section, or the application thereof, shall to any extent be declared to be invalid and unenforceable, the same shall not be deemed to affect any of the other provisions of this section or of this lease, all of which shall be deemed valid and enforceable to the fullest extent permitted by law.

     27.3 Tenant acknowledges that it will be wholly responsible for any non-structural accommodations or alterations which need to be made to the Demised Premises to accommodate disabled employees and customers of Tenant, including without limitation, compliance with all of the requirements under the Americans with Disabilities Act of 1990, and regulations promulgated thereunder (the "Act"). Any alterations made to the Demised Premises in order to comply with the Act or other comparable statutes must be made solely at Tenant's expense and in compliance with all terms and requirements of the lease. Landlord agrees to make reasonable efforts to ensure that the Common Area is in compliance with the Act as of the date hereof. If a complaint is received by Landlord from either a private or government complaint regarding noncompliance with the Act or otherwise regarding disability access to the Common Area of the Industrial Complex, Landlord reserves the right to mediate, contest, comply with or otherwise respond to such complaint as Landlord deems to be reasonably prudent under the circumstances. If Landlord decides to make alterations to the Common Area of the Industrial Complex in response to any such complaints or in response to legal requirements Landlord considers to be applicable to the Common Area of the Industrial Complex, the cost of such alterations shall be included in the Common Area maintenance charge under the lease. Landlord and Tenant agree that so long as the governmental entity or entitles charged with enforcing the Act or any other comparable statutes have not expressly required Landlord to take specific action to effectuate compliance with the Act or such statutes, Landlord shall be conclusively deemed to be in compliance with the Act and all such other comparable statutes. Tenant agrees to provide Landlord with written notice should Tenant become aware of a violation of such statutes with respect to the Common Area. In the event Landlord is required to take action to effectuate compliance with such statutes, Landlord shall have a reasonable period of time to make the improvements and alterations necessary to effectuate such compliance, which period of time shall be extended by any time necessary to cause any necessary improvements and alterations to be made. If, as a result of Tenant's Alterations or its particular use of the Demised Premises (i.e., other than for general industrial use), Landlord is required to alter the Common Area in order to comply with the Act or other comparable statutes, Tenant shall pay the cost of such alterations under Landlord's demand.


                                  ARTICLE 28.
                              HAZARDOUS MATERIALS

     28.1 During the term of this lease, Tenant shall comply with all Environmental Laws and Environmental Permits (each as defined in Section 28.7 hereof) applicable to the operation or use of the Demised Premises, will cause all other persons occupying or using the Demised Premises to comply with all such Environmental Laws and Environmental Permits, will immediately pay or cause to be paid all costs and expenses incurred by reason of such compliance, and will obtain and renew all Environmental Permits required for operation or use of the Demised Premises.

     28.2 Tenant shall not generate, use, treat, store, handle, release or dispose of, or permit the generation, use, treatment, storage, handling, release or disposal of Hazardous Materials (as defined in Section 28.7 hereof) on the Demised Premises, or the Industrial Complex, or transport or permit the transportation of Hazardous Materials to or from the Demised Premises or the Industrial Complex except for limited quantities used or stored at the Demised Premises and required in connection with the routine operation and maintenance of the Demised Premises, and then only upon the written consent of Landlord and in compliance with all applicable Environmental Laws and Environmental Permits.

     28.3 At any time and from time to time during the term of this Lease or upon expiration thereof, Landlord may perform, at Tenant's sole cost and expense, an environmental site assessment report concerning the Demised Premises, prepared by an environmental consulting firm chosen by Landlord, indicating the presence or absence of Hazardous Materials caused or permitted by Tenant and the potential cost of any compliance, removal or remedial action in connection with any such Hazardous Materials on the Demised Premises. Tenant shall grant and hereby grants to Landlord and its agents access to the Demised Premises and specifically grants Landlord an irrevocable non-exclusive license to undertake such an assessment; and the cost of such assessment shall be immediately due and payable on demand. Tenant shall comply, at its cost, with all recommended actions described in such assessment (or, at Landlord's election, Tenant shall pay all costs incurred by Landlord by reason of such compliance by Landlord).

     28.4 Tenant will immediately advise Landlord in writing of any of the following: (1) any pending or threatened Environmental Claim (as defined in Section 28.7 hereof) against Tenant relating to the Demised Premises or the Industrial Complex; (2) any condition or occurrence on the Demised Premises or the Industrial Complex that (a) results in noncompliance by Tenant with any applicable Environmental Law, or (b) could reasonably be anticipated to form the basis of an Environmental Claim against Tenant or Landlord or the Demised Premises; (3) any condition or occurrence on the Demised Premises or any property adjoining the Demised Premises that could reasonably be anticipated to cause the Demised Premises to be subject to any restrictions on the ownership, occupancy, use or transferability of the Demised Premises under any Environmental Law; and (4) the actual or anticipated taking of any removal or remedial action by Tenant in response to the actual or alleged presence of any Hazardous Material on the Demised Premises or the Industrial Complex. All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and Tenant's response thereto. In addition, Tenant will provide Landlord with copies of all communications regarding the Demised Premises with any government or govern-mental agency relating to Environmental Laws, all such communications with any person relating to Environmental Claims, and such detailed reports of any such Environmental Claim as may reasonably be requested by Landlord.

     28.5 Tenant will not change or permit to be changed the present use of the Demised Premises unless Tenant shall have notified Landlord thereof in writing and Landlord shall have determined, in its sole and absolute discretion, that such change will not result in the presence of Hazardous Materials on the Demised Premises except for those described in Section 28.2 above.

     28.6 (a) Tenant agrees to defend, indemnify and hold harmless the indemnitees (as defined in Section 21.1) from and against all obligations (including removal and remedial actions), losses, claims, suits, judgments, liabilities, penalties, damages (including consequential and punitive damages), costs and expenses (including attorneys' and consultants' fees and expenses) of any kind or nature whatsoever that may at any time be incurred by, imposed on or asserted against such indemnitees directly or indirectly based on, or arising or resulting from (a) the actual or alleged presence of Hazardous Materials on the Industrial Complex which is caused or permitted by Tenant and (b) any Environmental Claim relating in any way to Tenant's operation or use of the Demised Premises (the "Hazardous Materials Indemnified Matters"). The provisions of this Article 28 shall survive the expiration or sooner termination of this lease.

          (b) To the extent that the undertaking in the preceding paragraph may be unenforceable because it is violative of any law or public policy, Tenant will contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Hazardous Materials Indemnified Matters incurred by the indemnitees.

          (c) All sums paid and costs incurred by Landlord with respect to any Hazardous Materials Indemnified Matter shall bear interest at the lesser of (i) eighteen (18%) percent per annum, or (ii) the maximum legal rate of interest allowed by the state in which the Industrial Complex is located, from the date so paid or incurred until reimbursed by Tenant, and all such sums and costs shall be Immediately due and payable on demand.

     28.7 (a) "Hazardous Materials" means (i) petroleum or petroleum products, natural or synthetic gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, and radon gas; (ii) any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar import, under any applicable Environmental Law; and (iii) any other substance exposure which is regulated by any governmental authority;
(b) "Environmental Law" means any federal, state or local statute, law, rule, regulation, ordinance, code, policy or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. (S)(S) 9601 et
                                                                         --
seq.; the Resource Conservation and Recovery Act, 42 U.S.C. (S)(S) 6901 et seq.;
---                                                                     -- ---
the Hazardous Materials Transportation Act, 49 U.S.C. (S)(S) 1801 et seq.; the
                                                                  -- ---
Clean Water Act, 33 U.S.C. (S)(S) 1251 et seq.;  the Toxic Substances Control
                                       -- ---
Act, 15 U.S.C. (S)(S) 2601 et seq.;  the Clean Air Act, 42 U.S.C. (S)(S) 7401 et
                           -- ---                                             --
seq.; the Safe Drinking Water Act, 42 U.S.C. (S)(S) 300f et seq.; the Atomic
---                                                      -- ---
Energy Act, 42 U.S.C. (S)(S) 2011 et seq.; the Federal Insecticide, Fungicide
                                  -- ---
and Rodenticide Act, 7 U.S.C. (S)(S) 136 et seq.; the Occupational Safety and
                                         -- ---
Health Act, 29 U.S.C. (S)(S) 651 et seq.; and the Illinois Environmental
                                 -- ---
Protection Act, 415 ILCS 5/1 et seq.; (c) "Environmental Claims" means any and
                             -- ---
all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations, proceedings, consent orders or consent agreements relating in any way to any Environmental Law or any Environmental Permit, including without limitation (i) any and all Environmental Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all Environmental Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment; (d) "Environmental Permits" means all permits, approvals, identification numbers, licenses and other authorizations required under any applicable Environmental Law.

                                  ARTICLE 29.
                                 MISCELLANEOUS

     29.1 Nothing in this lease shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of landlord and tenant.

     29.2 Tenant shall not for any reason withhold or reduce Tenant's required payments of rentals and other charges provided in this lease, it being agreed that the obligations of Landlord under this lease are independent of Tenant's obligations except as may be otherwise expressly provided. The immediately preceding sentence shall not be deemed to deny Tenant the ability of pursuing all rights granted it under this lease or at law; however, at the direction of Landlord, Tenant's claims in this regard shall be litigated in proceedings different from any litigation involving rental claims or other claims by Landlord against Tenant (i.e., each party may proceed to a separate judgment without consideration, counterclaim or offset as to the claims asserted by the other party).

     29.3 The liability of Landlord, any agent of Landlord, or any of their respective officers, directors, shareholders, or employees to Tenant for or in respect of any default by Landlord under the terms of this lease or in respect of any other claim or cause of action shall be limited to the interest of Landlord in the Industrial Complex, and Tenant agrees to look solely to Landlord's interest in the Industrial Complex and the rents and profits therefrom for the recovery and satisfaction of any judgment against Landlord, any agent of Landlord, or any of respective officers, directors, shareholders, and employees. Any action based upon such liabilities shall be commenced within six (6) months following the date of said assignment of this lease by Landlord and no such action shall be brought thereafter.

     29.4 In all circumstances under this lease where the prior consent of one party (the "consenting party"), whether it be Landlord or Tenant, is required before the other party (the "requesting party") is authorized to take any particular type of action, such consent shall not be withheld in a wholly unreasonable and arbitrary manner; however, the requesting party agrees that its exclusive remedy if it believes that consent has been withheld improperly (including, but not limited to, consent required from Land lord pursuant to Section 19.1) shall be to institute litigation either for a declaratory judgment or for a mandatory injunction requiring that such consent be given (with the requesting party hereby waiving any claim for damages, attorneys' fees or any other remedy unless the consenting party refuses to comply with a court order or judgment requiring it to grant its consent).

     29.5 Except for Tenant's obligation to pay rent and other charges hereunder, whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, Landlord or Tenant as the case may be, shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of Landlord or Tenant, as the case may be.

     29.7 If any provision of this lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this lease shall not be affected thereby.

     29.8 If this lease is in fact a sublease, Tenant accepts this lease subject to all of the terms and conditions of the underlying lease under which Landlord holds the Industrial Complex as lessee. Tenant covenants that it will do no act or thing which would constitute a violation by Landlord of its obligation under such underlying lease; provided, however, that Tenant's agreement in this regard is premised on Landlord's assurances to the effect that the terms of this lease do not violate such underlying lease.

     29.9 The laws of the State of Illinois shall govern the interpretation, validity, performance and enforcement of this lease. Venue for any action under this lease shall be the county in which rentals are due pursuant to Section 4.2 and Section 1.1 of this lease.

     29.10 The captions used herein are for convenience only and do not limit or amplify the provisions hereof.

     29.11 Whenever herein the singular number is used, the same shall include the plural, and words of any gender shall Include each other gender.

     29.12 All covenants and obligations contained within this lease shall bind and inure to the benefit of Landlord, its successors and assigns, and shall be binding upon Tenant, its permitted successors and assigns.

     29.13 This lease contains the entire agreement between the parties, and no rights are created in favor of either party other than as specified or expressly contemplated in this lease. No brochure, rendering, information or correspondence shall be deemed to be a part of this agreement unless specifically incorporated herein by reference. In addition, no agreement shall be effective to change, modify or terminate this lease in whole or in part unless such is in writing and duly signed by the party against whom enforcement of such change, modification or termination is sought.

     29.14 LANDLORD AND TENANT HEREBY ACKNOWLEDGE THAT THEY ARE NOT RELYING UPON ANY BROCHURE, RENDERING, INFORMATION, REPRESENTATION OR PROMISE OF THE OTHER, OR OF THE AGENT, EXCEPT AS MAY BE EXPRESSLY SET FORTH

[PLACE AN "X" OR OTHER MARK DESIGNATING A CHOICE IN THE APPROPRIATE BOX]

              [X]  IN THIS LEASE

              [_]  IN ____________AS WELL AS IN THIS LEASE.

NOTE: IF NO "X" (OR OTHER MARK DESIGNATING A CHOICE) IS PLACED IN EITHER BOX IN THIS SECTION 29.14, THEN THE FIRST BOX WILL BE DEEMED TO HAVE BEEN MARKED.

     29.15 No waiver of any of the terms, covenants, provisions, conditions, rules and regulations imposed by this Lease, and no waiver of any legal or equitable relief or remedy, shall be implied by the failure of Landlord or Tenant to assert any rights, declare any forfeiture, or for any other reason. No waiver of any of the terms, provisions, covenants, conditions, rules and regulations shall be valid unless it shall be in writing signed by the other party. No waiver by Landlord or forgiveness of performance by Landlord for one or more Tenants shall constitute a waiver or forgiveness of performance in respect to Tenant. Landlord's or Tenant's consent to or approval of any act by the other requiring the other's consent or approval under this Lease shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of the other. No act or thing done by Landlord or the other's agents during the Term of this Lease shall be deemed an acceptance of a surrender of the Demised Premises, unless in writing signed by Landlord. The delivery of the keys to any employee or agent of Landlord shall not operate as a termination of the Lease or a surrender of the Demised Premises. The acceptance of any rent by Landlord following a breach of this Lease by Tenant shall not constitute a waiver by Landlord of such breach or any other breach unless such waiver is expressly stated writing signed by Landlord.

     29.16 Tenant shall deliver and surrender to Landlord possession of the Demised Premises (including all of Tenant's permanent work upon and to the Demised Premises, all replacements and all fixtures permanently attached to the Demised Premises) immediately upon the expiration of the Term or the termination of this Lease in as good condition and repair as the same were on the delivery date (loss by any insured casualty and ordinary wear and tear only excepted) and deliver the keys at the office of Landlord or Landlord's agent; provided, however, that upon Landlord's request made at least thirty (30) days prior to the end of the Term, or the date Tenant is otherwise required to vacate the Demised Premises, Tenant shall remove all fixtures and equipment affixed to the Demised Premises by Tenant, and repair and restore the Demised Premises to their condition on the delivery date (loss by any insured casualty and ordinary wear and tear only excepted), at Tenant's sole expense. The removal shall be performed prior to the earlier of the end of the Term or the date Tenant is required to vacate the Demised Premises.

     29.17 Tenant shall not record this Lease. Without the prior written consent of Landlord, Tenant shall not record any memorandum of this Lease, short form or other reference to this Lease.

     29.18 The submission of this lease for examination does not constitute a reservation of or option for the Demised Premises or any other space in the Industrial Complex, and shall not vest any right in Tenant. This lease shall become effective as a lease only upon its execution and delivery by the parties.

     29.19 LANDLORD AND TENANT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LEASE OR ANY DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER PARTY ARISING OUT OF OR RELATED IN ANY MANNER WITH THE DEMISED PREMISES (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS LEASE OR ANY CLAIMS OR DEFENSES ASSERTING THAT THIS LEASE WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR LANDLORD TO ENTER AND ACCEPT THIS LEASE.

     29.21 Landlord convenants that it has full right, power and authority to make this Lease and that Tenant on paying all of the rent and performing all of Tenant's other obligations in this Lease, shall peaceably and quietly have, hold and enjoy the Demised Premises during the term without hinderance, ejection or molestation by any person lawfully claiming by, through or under Landlord.

     29.22 This lease consists of twenty-nine Articles and Exhibits "A" through "E". With the exception of Article 7, in the event any provision of an exhibit shall be inconsistent with a provision in the body of the lease, the provision as set forth in the exhibit shall be deemed to control.

     EXECUTED as of the latest date accompanying a signature by Landlord or Tenant below.


LANDLORD:                          Great Oak L.L.C.
                                --------------------------------------------
                                a __________________________________________


                                By:  GE CAPITAL REALTY GROUP, INC.,
                                     its agent


                                     By: [SIGNATURE ILLEGIBLE]
                                         -----------------------------------
                                         Name: [NAME ILLEGIBLE]
                                              ------------------------------
                                         Title: VP
                                               -----------------------------

                                     Date of Signature: 7-11-97

                                     Taxpayer Identification No.____________


TENANT:                         [TENANT]

                                By: /s/ Marketta Silvera
                                   -----------------------------------------
                                   Name: M. Marketta Silvera
                                        ------------------------------------
                                   Title: CEO
                                         -----------------------------------

                                      Date of Signature: 6-19-97

                                      Taxpayer Identification No. 94-3164036


AGENT:                          [AGENT]

                                By: ________________________________________
                                    Name: __________________________________
                                    Title: _________________________________

                                Date of Signature: _________________________

                                  EXHIBIT "A"
                                  -----------

                      DESCRIPTION OF LANDLORD'S PROPERTY
                      ----------------------------------


                       [PICTURE OF PROPERTY APPEAR HERE]

                                  EXHIBIT "B"
                                  -----------

                               DEMISED PREMISES
                               ---------------

                       [PICTURE OF PROPERTY APPEAR HERE]

                                  EXHIBIT "C"
                                  -----------

                CONSTRUCTION TENANT ACCEPTANCE OF SPACE "AS IS"
                -----------------------------------------------


ARTICLE I.  GENERAL
            -------

Tenant hereby accepts the Demised Premises "as is" and "ready for occupancy." Prior to any modification of the existing premises, Tenant shall adhere to the following:


ARTICLE II.  PRE-CONSTRUCTION OBLIGATIONS
             ----------------------------

     A. Plans, diagrams, schedules and other data relating to work to be performed by Tenant must be furnished by Tenant to Landlord complete, sufficient to obtain a building permit ("Plans") and ready for Landlord's consideration and final approval within fifteen (15) days after execution of this lease (or at such other time as may be specified by this exhibit). Without limiting the generality of the immediately preceding sentence, Tenant's submissions must include a floor plan, a reflected ceiling plan, a plumbing plan, elevations of walls and a fixture plan. All drawings shall be at scale of either 1/8" or 1/4". Within ten (10) days following the date of Landlord's receipt of the Plans, Landlord will advise Tenant of Landlord's approval or disapproval of the Plans. If Landlord disapproves any aspect of the Plans, Landlord shall so notify Tenant and specify the reasons for such disapproval. Landlord may also specify how any such disapproved item may be made reasonably acceptable to Landlord, and Tenant shall, within five (5) days thereafter, deliver to Landlord revised Plans incorporating the revisions required by Landlord. Tenant agrees and understands that the review of all Plans by or on behalf of the Landlord pursuant to this Exhibit C is solely to protect the interests of Landlord in the Building and the Premises, and Landlord shall not be the guarantor of, nor responsible for, the correctness or accuracy of any such items or compliance of such Plans with applicable design or engineering standards or applicable laws. Similarly, Landlord is making the services of Landlord's Architect available to Tenant solely as an accommodation to Tenant and Landlord shall have no liability whatsoever for any error or omission by Architect in the performance of Architect's services for the benefit of Tenant should Landlord be delayed in responding within the period above, the Commencement Date and rental commencement date under this Lease shall be extended for the period of delays for which Landlord was responsible.

     B. Tenant shall secure Landlord's written approval of all designs, plans, specifications, materials, contractors and contracts for work to be performed by Tenant before beginning the work (including following whatever "work letter" instructions, if any, which Landlord may deliver to Tenant in connection with the work), and shall secure all necessary licenses and permits to be used in performing the work.

     C. The insurance requirements under Article 15 of the lease and the indemnity requirements under Article 16 of the lease shall apply during the construction contemplated in this exhibit, and Tenant shall provide evidence of appropriate insurance coverage prior to beginning any of Tenant's work. Tenant shall provide Landlord with evidence of insurance covering both Tenant and Tenant's contractor against damage to their personal property, as well as against third-party liability and workers' compensation claims arising out of all construction and associated activities. All policies of insurance shall be subject to Landlord's prior approval which approval shall not be unreasonably withheld or delayed by in excess of ten (10) days after submission thereof to Landlord and shall be endorsed showing Landlord as an additional named insured (or if permitted by Landlord, may provide a waiver of subrogation against Landlord).

ARTICLE III.  DESCRIPTION OF TENANT'S WORK
              ----------------------------

     A. Signs: Tenant shall pay for all signs and the installation thereof, Including the electrical hook-up, subject to the provisions of Section
          13.1 of this lease.

     B. Utilities: All meters or other measuring devices in connection with utility services shall be provided by Tenant. All service deposits shall be made by Tenant at Tenant's expense.

     C. All work undertaken by Tenant shall be Tenant's expense and (subject to payment by Landlord of the construction allowance defined below) shall not damage the building or any part thereof. Any roof penetration shall be performed by Landlord's roofer or, at Landlord's option, by a bonded roofer approved in advance by Landlord. The work shall be begun only after Landlord has given consent, which consent shall in part be conditioned reasonably upon Tenant's plans, to include material reasonably acceptable to Landlord, in order to prevent injury to the roof and to spread the weight of the equipment being installed. Tenant shall also be responsible for obtaining and paying for professional inspections of any structural work (including, without limitation, any roof work or concrete work).

     D. All work undertaken by Tenant shall be awarded to a contractor of Tenant's choice subject to Landlord's written approval for another contractor to complete Tenant's work.

Landlord will pay to Tenant up to $10.00 per square foot of the Demised Premises, as a reimbursement for Tenant's bona fide (and verified) construction expenses paid to parties not related to Tenant. Such payment will be due only upon (i) completion of all improvements to Landlord's satisfaction; (ii) Tenant's delivery to Landlord of a true copy of its Certificates of Occupancy (or similar governmental occupancy permit); (iii) Landlord's satisfaction that all bills have been paid to Tenant's contractors, subcontractors and professionals; and (iv) Tenant's commencement of business in the Demised Premises.

In the event Landlord and Tenant cannot agree on plans, diagrams, schedules and other data relating to Tenant's improvements and equipment, (including a backup generator, a UPS system and a redundant HVAC System for the service center), prior to the Commencement Date, then Tenant subject to article 10.2 of this Lease may terminate this Lease upon 1) 15 days prior written notice and 2) payment to Landlord of all of Landlord's out-of-pocket expenses incurred up the Commencement Date.



                                        Initialed:
                                        Landlord: [SIGNATURE ILLEGIBLE]
                                                  ---------------------
                                          Tenant:   MMS
                                                  ---------------------

                                  EXHIBIT "E"
                                  -----------

                        Minimum Guaranteed Rent Schedule
                        --------------------------------

    Lease Period                    Minimum Guaranteed Rental
    ------------                    -------------------------
Lease Commencement through                 $2,491.33
July 31, 1998, inclusive

August 1, 1998 through                     $2,566.07
July 31,1999, inclusive

August 1, 1999 through                     $2,643.06
July 31, 2000, inclusive

August 1, 2000 through                     $2,722.35
July 31, 2001, inclusive

August 1, 2001 through                     $2,804.02
Lease termination date,
inclusive

                       [LETTERHEAD OF DRAPER AND KRAMER]


June 11, 1997

Mr. Ken Holcomb
Pilot Network Services, Inc.
1080 Marina Village Parkway
Alameda, CA 94501-1057

RE:  GENERATOR/UPS/LIEBERT AC UNITS

Dear Mr. Holcomb:

Draper and Kramer has reviewed all information received from Cosentini Associates regarding the 350 KW diesel generator, 150 KVA U.P.S. and Liebert cooling systems. The following are Landlord's terms and conditions for approval of each installation:

Landlord accepts installation of the 350 KW diesel generator outlined in the information received from Cosentini Associates. The generator must include the addition of the sound enclosure and muffler to lower the DBA to 55 at 60 feet. The location of the generator installation is approved on the North side of the building, either in front of tenant's suite or across the parking lot on the landscaped peninsula. The landscaping, which must screen the generator from the street view, is subject to Landlord's approval which approval will not be unreasonably withheld. Landscape drawings must be submitted to Landlord for review. Generator size and decibel rating must comply with all regulations and ordinances of the City of Rolling Meadows. Permits from the City of Rolling Meadows must be submitted to Landlord before installation of the generator. Pilot Network Services is responsible for all maintenance and keeping the generator in good working order. Generator testing must be completed during non-business hours.

Installation of the 150 KVA U.P.S. system must comply with all state environmental laws as well as City of Rolling Meadows codes, ordinances and regulations. A list of hazardous material must be submitted to Landlord if applicable. If such U.P.S. system meets with the regulations and ordinances of the City of Rolling Meadows, Landlord approves installation.

Installation of two Liebert cooling units in the service center is approved with the following guidelines. Condensing portions of the units must be installed on the roof inside the northern most designated screen area. Condensing units roof installation must be in an area as not to interfere with the existing units on the roof. Drawings with intended rooftop location must be submitted to Landlord for approval which approval will not be unreasonably withheld.

DRAPER AND KRAMER



Mr. Ken Holcomb
June 11, 1997
Page Two


As all of the above installations are considered alterations to the premises, Landlord requires Pilot Network Services at the end of the lease term to remove the 350 KW generator, 150 KVA U.P.S. system and Liebert cooling units and restore the premises to it's original condition.

This letter, when fully executed shall constitute an amendment to that certain Lease between Pilot Network Services, Inc. as Tenant and Great Oak, L.L.C., as Landlord for premises in the Northwest Business Center, Rolling Meadows, Illinois. Upon compliance by Tenant with the terms and conditions set forth herein, any terms and conditions set forth in the Lease that prohibit installation and/or operation of a diesel generator, a U.P.S. and/or a cooling system (installed on the roof) shall be deemed modified to permit installation and/or operation of the systems permitted herein, subject to the terms of this letter. In addition, the Lease shall be amended to authorize tenant to operate its business in the Premises 24 hours per day, 365 days per year, subject to the terms and conditions of the Lease as amended by this letter.

Sincerely,

/s/ Gia M. Turcsanyi

Gia M. Turcsanyi
Property Manager
/gmt


cc:    Mr. Rich Redeker, Draper and Kramer Incorporated
       Mr. Frank Reidelberger, Pilot Network Services
       Ms. Nancy Heinrich, Heinrich & Hill
       Ms. Rebecca Klein, HSA


TENANT: Pilot Network Services, Inc.  LANDLORD: Great Oak, L.L.C.

                                    By: G.E. Capital Realty Group: its Agent
By: /s/ M. Marketta Silvera         By: /s/ M. Joe Elsena
   ---------------------------         -----------------------------
  Name: M. MARKETTA SILVERA           Name: M. JOE ELSENA
       -----------------------             -------------------------
  Title: CEO                          Title: VP
        ----------------------              ------------------------
  Date: 6/19/97                     Date: 7-11-97
       -----------------------           ---------------------------